EXHIBIT 10 (d)

CROMPTON & KNOWLES CORPORATION                      1/24/94

                     Annual Incentive Compensation Plan

                     For "A " Group of Senior Executives



        1. PURPOSE. The purpose of the Crompton & Knowles Corporation Annual Incentive Compensation Plan for the "A" Group of Senior Executives ("the Plan") is to provide incentives for senior management tied directly to the Company's return on resources used in the business.

        2. EFFECTIVE DATE OF THE PLAN. The Plan amends and supercedes the current Incentive Plan for Crompton & Knowles Executives -- Group A in its entirety. The Plan shall become effective upon its approval by the Committee on Executive Compensation with the concurrence of the Board of Directors, commencing with the Company's 1987 fiscal year.

        3. ADMINISTRATION. The Plan shall be administered by the Committee on Executive Compensation (the "Committee") of the Board of Directors of the Company consisting of not less than three non-employee directors who are deemed to be "disinterested" under
Section 16 of the Securities Exchange Act of 1984. Subject to the provisions of the Plan, the Committee shall be authorized to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The determinations of the Committee in the administration of the Plan, as described herein, shall be final and conclusive.

        4. ELIGIBILITY. Selected senior management executives of the Company may be deemed eligible for awards under the Plan.
As of the date of adoption of the Plan, only the Chairman and Chief Executive Officer is eligible, but other executives may be added at any time and from time to time at the discretion of the Committee.

        5. ANNUAL INCENTIVE POOL DETERMINATION. A pool of funds calculated as a percent of pre-tax income of the Company will be available for awards each year under the Plan, based on the Company's financial performance. The initial financial measure used to gauge performance will be after-tax net income of the Company as a percent of average common equity as reported to shareholders, or Return on Equity.

               Pre-tax income shall mean the Company's income as reported to shareholders before provisions for Federal, state and local income taxes and before accruals for this Plan. The schedule to be used to calculate the award pool for the Chairman and Chief Executive Officer is shown in the following table (interpolation shall be used between the points for interim levels of performance):



Return on Equity - % of Pre-Tax Income for "A" Fund

Less than 15.0% - 0%
15.0 - .30
16.5 - .50
18.0 - .75
19.5 - 1.00
21.0 - 1.25
22.5 or More - 1.50


               If other participants are later added to the Plan, the "A" Fund will be increased to accommodate their awards, and if participants are subsequently removed from the Plan, the "A" Fund will be reduce, in either case as determined by the Committee. In any year, the Committee shall have the authority to adjust the schedule and/or to adopt another performance measure if it is deemed appropriate.

        6. AWARD DETERMINATION. As soon as practicable after the end of each fiscal year of the Company, the Committee shall approve incentive award payments to participants from the incentive pool based on the Company's financial results for such year as reported to its shareholders. Payments of approved amounts will not be made until after the final earnings have been satisfactorily reviewed by the outside auditors. The Committee may adjust results for extraordinary events and may adjust awards for individual performance. The Committee shall not be obligated to pay out all of the award pool for any fiscal year. In no event shall the bonus to be paid to a participant in any one year exceed $650,000 or 100% of the participant's base salary for such year, whichever is the lesser amount. Awards will be paid in cash as soon as practicable following year end.

        7. MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are applicable to this Plan:

               (a) Participation in the Plan does not guarantee continued employment of any participant with the Company;

               (b)     Plan payments will be added to a
participant's salary for purpose of computing benefits
           under the Company's life insurance plan, its Individual
Account Retirement Plan, and its                        Employee
Stock Purchase and Savings Plan;

               (c) The Company will have the right to withhold taxes as required by law from any payments under the Plan.

        8. AMENDMENT OR TERMINATION. The Committee shall have the authority to amend, suspend, or terminate any or all provisions of the Plan at any time.



                             AMENDED          EXHIBIT 10 (j)
                SUPPLEMENTAL RETIREMENT AGREEMENT


     AMENDMENT dated as of October 20, 1993 to the Supplemental Retirement Agreement dated as of April 1, 1985 (the "Agreement") by and between Vincent A. Calarco of Woodbridge, Connecticut (the "Employee") and Crompton & Knowles Corporation, a Massachusetts corporation (the "Corporation").

                           WITNESSETH:

     WHEREAS, the Employee and the Corporation wish to make certain changes in the Agreement and to restate the Agreement, as previously amended and as amended hereby, in the form of this Amended Supplemental Retirement Agreement;

     NOW, THEREFORE, the Employee and the Corporation hereby agree that the Agreement as previously amended shall be restated in its entirety to read as follows:

     I. The Corporation has entered into this contract to induce the Employee to enter its employment, recognizing that in the case of a limited number of key executive employees to whom similar contracts may be offered the ordinary retirement benefits provided under the Corporation's retirement system do not afford sufficient incentive in terms of economic security, when compared with retirement arrangements available from other prospective employers who have been, are, or may be competing for their services. However, nothing herein shall be deemed a contract of employment for any minimum fixed term, or to restrict the freedom of the Corporation or the Employee to terminate the employment relationship between them at any time.

     II. In the event this contract has been executed before either or both such conditions have been fulfilled, it is expressly agreed that the Employee shall be entitled to no benefits by reason of this Agreement unless and until he shall have completed five (5) years of continuous employment by the Corporation (all references herein to the Corporation to be deemed to include any subsidiary, which shall be defined as meaning any corporation of which this Corporation owns all of the voting stock) and shall have attained forty-five (45) years of age.

     III. For the purposes of this Agreement, the following terms shall have the following meanings:

          (a) "Normal Retirement Date" shall mean the first day of the month on or next after the Employee's sixty-fifth
(65th) birthday.

          (b) "Compensation" shall mean all of the Employee's cash compensation for a calendar year, including salary, any
amount contributed by the Employee to a cash or deferred      plan
under Section 401(k) of the Internal Revenue Code of      1986, as
amended, and any incentive compensation award or      bonus with
respect to such year (even if paid in a
     subsequent year), but excluding any incentive compensation award or bonus paid during such year with respect to a prior year and extraordinary earnings such as insurance costs or gains on exercise of stock options.

     (c) "Actuarial Equivalent" shall mean an amount of equivalent value computed on the basis of the actuarial assumptions used from time to time by the actuarial consultants employed by the Corporation in connection with its employee benefit plans, but using an interest assumption which is not less than the Pension Benefit Guaranty Corporation interest assumption in effect at the beginning of the month as of which the computation is made.

     (d) "Cause" shall mean (i) the Employee's willful and continued failure to substantially perform assigned duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness or any such actual or anticipated failure resulting from termination for Good
Reason), after a demand for substantial performance is delivered to the Employee by the Board of Directors of the Corporation, specifically identifying the manner in which the Board believes that the duties have not been substantially performed, or
(ii) the Employee's willful conduct which is demonstrably and materially injurious to the Corporation. For purposes of this sub-paragraph (d), no act, or failure to act, shall be considered "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that such action or omission was in the best interest of the Corporation.

     (e) "Good Reason" shall mean (i) the assignment to the Employee of any duties inconsistent in any respect with the Employee's position (including status, offices, titles, and reporting requirements), authority, duties, or responsibilities as contemplated by any Employment Agreement between the Employee and the Corporation, or any other action by the Corporation which results in a diminishment in such position, authority, duties, or responsibilities, other than an insubstantial and inadvertent action which is remedied by the Corporation promptly after receipt of notice thereof given by the Employee; (ii) any failure by the Corporation to comply with any of the provisions of any Employment Agreement between the Employee and the Corporation, other than an insubstantial and inadvertent failure which is remedied by the Corporation promptly after receipt of notice thereof given by the Employee; (iii) any change not concurred in by the Employee in the location of the office at which the Employee is principally based, except for travel reasonably required in the performance of the Employee's responsibilities and substantially consistent with prior business travel obligations of the Employee; or (iv) any purported termination by the Corporation of the Employee's employment otherwise than as permitted by any Employment Agreement between the Employee and the Corporation.

     (f) "Change in Control" shall mean a change in control of the Corporation of a nature that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K, as in effect on January 1, 1988, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); provided that, without limitation, such a "Change in Control" shall be deemed to have occurred if: (i) a third person, including a "group" as such term is used in Section 13(d)(3) of the Exchange Act, other than the trustee of any employee benefit plan of the Corporation, becomes the beneficial owner, directly or indirectly, of 20% or more of the combined voting power of the Corporation's outstanding voting securities ordinarily having the right to vote for the election of directors of the Corporation;
(ii) during any period of 24 consecutive months individuals who, at the beginning of such consecutive 24-month period, constitute the Board of Directors of the Corporation (the "Board" generally and, as of the date of this Agreement, the "Incumbent Board") cease for any reason (other than retirement upon reaching normal retirement age, disability, or death) to constitute at least a majority of the Board; provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least three quarters of the directors comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Corporation, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or (iii) the Corporation shall cease to be a publicly owned corporation having its outstanding Common Stock listed on the New York Stock Exchange or quoted in the NASDAQ National Market System.

     (g) "Projected Compensation" shall mean (i) for any calendar year throughout which the Employee is employed by the Corporation, his Compensation (as defined in paragraph 3(b) hereof) for such year, and (ii) for any calendar year during or after which his employment has been terminated, the compensation the Employee would have received for such year if he had received (A) salary at a rate determined by projecting his annual rate of salary at the end of the last full calendar year of his employment forward at a rate equal to 5% in excess of the annual percentage change in the Consumer Price Index as published by the U.S. Bureau of Labor Statistics for such year and (B) a bonus equal to 40% of his salary as thus projected.

     IV. If, prior to his Normal Retirement Date, the Employee shall voluntarily terminate his employment with the Corporation without Good Reason or his employment shall be terminated by the Corporation for Cause, he shall thereby forfeit all rights and benefits under this Agreement. If the employment of the Employee shall be terminated on or after his Normal Retirement date, or if, prior to that date but after the conditions of paragraph 2 hereof have been satisfied, the Employee shall voluntarily terminate his employment for Good Reason or his employment shall be terminated by the Corporation without Cause, this Agreement shall continue in full force and effect, and the Employee shall become entitled to the rights and benefits hereinafter set forth upon the occurrence of the events respectively giving rise thereto.

     V. If the Employee shall remain in employment by the Corporation until and shall reach his Normal Retirement Date, he shall be entitled to receive a supplemental retirement benefit under this Agreement which shall be at an annual rate equal to the amount by which

          (a) fifty percent (50%) of the Employee's average annual Compensation during those five (5) calendar years in which such Compensation was highest during the ten (10) calendar years immediately preceding his Normal Retirement Date exceeds

          (b) the annual benefit, payable for the life of the Employee commencing on his Normal Retirement Date and without refund, which is the Actuarial Equivalent of that portion of the Employee's total accounts held under the
Corporation's Individual Account Retirement Plan (the
     "IARP") which is attributable to contributions made to the IARP by the Corporation.

Such supplemental retirement benefit shall commence on the Employee's actual retirement date and shall be payable in one of the benefit payment forms described in paragraph 8, as the Employee shall elect.

     VI. If the Employee's employment by the Corporation shall be terminated (other than by reason of his death or disability) prior to his Normal Retirement Date under circumstances not resulting in his forfeiture of benefits and rights under paragraph 4 of this Agreement, he shall be entitled to receive a reduced supplemental retirement benefit under this Agreement which shall be at an annual rate computed as follows:


          (a) There shall first be determined the amount by which

               (i) fifty percent (50%) of the Employee's average annual Compensation during those five (5) calendar years in which such Compensation was highest during the ten (10) calendar years immediately preceding the year in which the termination of his employment occurs

          exceeds

               (ii) the annual benefit, payable for the life of the Employee commencing on the date of the termination of his employment and without refund, which is the Actuarial Equivalent of that portion of the Employee's total accounts under the IARP which is attributable to contributions made to the IARP by the Corporation.

          (b) The amount thus determined shall then be multiplied by a fraction in which the numerator shall be the number of full years of continuous service the Employee shall have completed prior to the termination of his employment and the denominator shall be the number of full years of continuous service he would have completed had he remained in the continuous service of the Corporation until his normal retirement date.

Such reduced supplemental retirement benefit shall commence on the first day of the month following the Employee's termination of employment and shall be payable in one of the benefit payment forms described in paragraph 8, as the Employee shall elect.

     Anything in this paragraph or paragraph 4 to the contrary notwithstanding, if, prior to his Normal Retirement Date but after a Change in Control of the Corporation shall have occurred, the Corporation shall terminate the Employee's employment other than for Cause, disability, or death or the employment of the Employee shall be terminated voluntarily by the Employee for Good Reason, he shall be entitled to elect to receive a supplemental retirement benefit under this Agreement, whether or not the Employee shall have then satisfied the conditions of paragraph 2 hereof, in lieu of any benefit he is entitled to receive under sub-paragraphs (a) and (b) of this paragraph 6, which shall be at an annual rate computed as follows:

          (c) If the Employee has not attained the age of 55 on the date his termination of employment occurs, his benefit shall be equal to the amount by which

               (i)  fifty percent (50%) of the Employee's average
         annual Projected Compensation during those five (5)
    calendar years in which such Projected Compensation is
  highest during the ten (10) calendar years immediately
preceding the year in which he would have attained age           55


          exceeds

               (ii) the annual benefit, payable for the life of the Employee commencing on the date of the termination of his employment and without refund, which is the Actuarial Equivalent of that portion of the Employee's total accounts under the IARP which is attributable to contributions made to the IARP by the Corporation.

          (d)  If the Employee has attained age 55 on the date
 his termination of employment occurs, his benefit shall be
equal to the amount determined under sub-paragraph (a) of      this
paragraph without the application of sub-paragraph (b)      hereof.

Such supplemental retirement benefit under sub-paragraph (c) or (d) hereof shall commence on the first day of the month following the month in which the Employee attains age 65 and shall be payable in one of the benefit payment forms described in paragraph 8, as the Employee shall elect.

     VII. If in the opinion of the Corporation the Employee becomes totally and permanently disabled at any time while in the employment of the Corporation and after the conditions of paragraph 2 hereof have been satisfied, he shall become entitled to a disability benefit which shall be at an annual rate equal to the amount by which

          (a) seventy-five percent (75%) of the Employee's average annual Compensation during the last five (5)
     consecutive calendar years preceding the year in which his disability occurs exceeds

          (b)  the annual benefit which the Employee would be
entitled to receive under the Corporation's Long Term
     Disability Insurance Program if he was then eligible for
benefits thereunder (regardless of whether he participates      in
said Program);

provided, however, that if the Employee is not entitled to receive any benefit under said Program, the disability benefit to which he is entitled hereunder shall be in an amount equal to forty percent (40%) of the Employee's average annual Compensation determined as provided in sub-paragraph (a) above, and provided further that the disability benefit to which the Employee is entitled hereunder shall in no event be less than five percent (5%) of his average annual Compensation determined as provided in sub-paragraph (a) above. Such disability benefit shall be payable in equal monthly installments, the first payment to be made on the first day of the month following that in which the Employee's salary is terminated because of such disability, and payments shall be made on the first day of each month thereafter so long as such total disability subsists and the Employee lives; provided, however, if the Employee lives until his Normal Retirement Date, he may thereupon elect to receive, in lieu of the disability benefit he had been receiving under this paragraph, the supplemental retirement benefit to which he would then be entitled under paragraph 6 if his employment by the Corporation had terminated other than by reason of disability on the date his disability occurred.

     VIII. The normal form in which the supplemental retirement benefit payable under paragraph 5 or 6 of this Agreement shall be paid shall be a monthly benefit payable for life and without refund. In lieu of such normal benefit payment form, the Employee may elect to receive his supplemental retirement benefit hereunder in the form of a monthly benefit payable for life with a period certain of up to 180 months, in the form of a monthly benefit payable for a period certain, or in the form of a monthly benefit payable for life with continuation of such payments (or a specified percentage thereof) to such beneficiary as the Employee may designate for the life of such beneficiary. The amount of benefit payable under each such alternative benefit payment form shall be the Actuarial
Equivalent of the benefit payable in the normal form to which the Employee would otherwise be entitled hereunder. Any election of an alternative benefit payment form shall be made in writing and may be changed or rescinded by the Employee at any time prior to the date on which benefit payments are to commence. The Employee shall have the right to designate in writing the beneficiary or beneficiaries to receive the benefit, if any, which is payable under any benefit payment form after the Employee's death and may change his designation of beneficiary from time to time, at any time prior to the date on which benefit payments are to commence. If there shall be no beneficiary designated and surviving at the Employee's death, the estate of the Employee shall be the beneficiary. Whenever any benefits hereunder become payable to the beneficiary of the Employee, the Corporation may, in its discretion, authorize payment of such benefits to the beneficiary in a single lump sum which is the Actuarial Equivalent of such benefits.

     Anything in this paragraph 8 to the contrary notwithstanding, at any time after the date on which benefit payments commence, the Employee may elect to receive his benefits hereunder in a single lump sum in an amount which is equal to 90% of the Actuarial Equivalent of the benefit payable in the normal form to which the Employee is otherwise entitled hereunder on the date as of which such election is made.

     IX. If the Employee shall die while currently receiving a supplemental retirement benefit under the provisions of paragraph 5 or 6 of this Agreement (or after his Normal
Retirement Date while currently receiving a supplemental retirement benefit in lieu of the disability benefit provided under paragraph 7) and the Employee shall have elected a benefit payment form other than a monthly benefit payable for life with no period certain, any benefits payable after his death shall be paid to his beneficiary in accordance with the provisions of the benefit payment form elected by the Employee. If the Employee shall die having reached his Normal Retirement Date but prior to his actual retirement date and the Employee shall have elected a benefit payment form other than a monthly benefit payable for life with no period certain, benefits shall be paid to his beneficiary as if the Employee had commenced to receive benefits under on the first day of the month in which his death occurred.
If the Employee shall die after the conditions of paragraph 2 have been satisfied and while in the active employ of the Corporation but prior to his Normal Retirement Date, or if the Employee shall die while currently receiving a disability benefit under paragraph 7 but prior to his Normal Retirement Date, a death benefit shall be paid to the Employee's beneficiary, in lieu of any other benefit under this Agreement, which shall be at an annual rate equal to thirty-five percent (35%) of the Employee's average annual Compensation during those five (5) calendar years in which such Compensation was highest during the ten (10) calendar years immediately preceding the year in which his death occurs or the year in which his disability occurred, as the case may be. Such death benefit shall be payable in equal monthly installments beginning on the first day of the month following that in which the death of the Employee occurs and continuing thereafter for a period certain of 120 months;
provided that the Beneficiary entitled thereto may elect to have such benefit paid in any of the forms described in paragraph 8 in an amount which is the Actuarial Equivalent of the form of benefit otherwise payable under this paragraph.

     If the Employee shall die after having become entitled to a benefit under sub-paragraph (c) or (d) of paragraph 6 hereof but prior to attaining age 65, a death benefit shall be paid to the Employee's beneficiary, in lieu of any other benefit under this Agreement, which shall be the single sum Actuarial Equivalent value as of the Employee's death of the benefit to which he would have been entitled had he survived to age 65. Such death benefit shall be payable in a lump sum as soon as practicable after the Employee's death; provided that the beneficiary entitled thereto may elect to have such death benefit paid in any of the forms described in paragraph 8.

     X. Anything in this Agreement to the contrary notwithstanding, if at any time following termination of his employment with the Corporation the Employee shall directly or indirectly compete with the Corporation (which shall be deemed to include any subsidiary or affiliate of the Corporation), whether as an individual proprietor or entrepreneur or as an officer, employee, partner, stockholder, or in any capacity connected with any enterprise, in any business in which the Corporation is engaged at the time of the termination of the Employee's employment within any state or possession of the United States of America or any foreign country within which business is then specifically planned by the Corporation to be conducted, the Corporation may suspend the payment of any benefits hereunder to the Employee until such competition shall have ceased, and in the event such competition by the Employee shall not have ceased to the satisfaction of the Corporation within 90 days after the Corporation shall have given written notice to the Employee to cease the conduct thereof, the Corporation may at any time thereafter terminate its obligations under this Agreement. For the purpose of the preceding sentence, conducting business, doing business, or engaging in business shall be deemed to embrace sales to customers or performance of services for customers who are within a relevant geographical area, without any necessity of any presence of the Corporation therein. Nothing herein, however, shall prohibit the Employee from acquiring or holding any issue of stock or securities of any company which has any securities listed on a national exchange or quoted in the daily listing of over-the-counter market securities, provided that at any one time he and members of his immediate family do not own more than five percent (5%) of the voting securities of any such company.

     XI. This Agreement is an unfunded plan maintained for the purpose of providing deferred compensation for one of a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974.
 The Corporation will make all benefit payments hereunder solely on a current disbursement basis out of the general assets of the Corporation, including without limitation from assets held in any grantor trust established by the Corporation for the purpose of making some or all of such payments.

     XII. This Agreement shall bind and run to the benefit of the successors and assigns of the Corporation, including any corporation or other form of business organization with which it may merge or consolidate or to which it may transfer substantially all of its assets.

     XIII. The rights of the Employee under this Agreement shall not be assigned, hypothecated, or otherwise transferred in any manner.

     XIV. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut.


     IN WITNESS WHEREOF, the Employee has hereunto signed his name and Crompton & Knowles Corporation has caused this instrument to be executed in its name and on its behalf by its duly authorized officer, as of the 20th day of October, 1993.



/s/ Vincent A. Calarco
Vincent A. Calarco



CROMPTON & KNOWLES CORPORATION


By /s/ Marvin H. Happel
   Marvin H. Happel






                             AMENDED               EXHIBIT 10 (k)

                SUPPLEMENTAL RETIREMENT AGREEMENT

     AMENDMENT dated as of October 20, 1993 to the Supplemental
Retirement Agreement dated as of February 1, 1987 (the
"Agreement") by and between ________________ of _______,
___________ (the "Employee") and Crompton & Knowles Corporation, a Massachusetts corporation (the "Corporation").

                           WITNESSETH:

     WHEREAS, the Employee and the Corporation wish to make certain changes in the Agreement and to restate the Agreement, as previously amended and as amended hereby, in the form of this Amended Supplemental Retirement Agreement;

     NOW, THEREFORE, the Employee and the Corporation hereby agree that the Agreement as previously amended shall be restated in its entirety to read as follows:

     (i. The Corporation has entered into this Agreement to induce the Employee to continue in its employment, recognizing that in the case of a limited number of key executive employees to whom similar contracts may be offered the ordinary retirement benefits provided under the Corporation's retirement system do not afford sufficient incentive in terms of economic security, when compared with retirement arrangements available from other prospective employers who have been, are, or may be competing for their services. However, nothing herein shall be deemed a contract of employment for any minimum fixed term, or to restrict the freedom of the Corporation or the Employee to terminate the employment relationship between them at any time.

     (ii. It is expressly agreed that the Employee was not entitled to any benefits by reason of this Agreement unless and until he had completed five (5) years of continuous employment by the Corporation from the effective date of this Agreement, which was February 1, 1987. All references herein to the Corporation shall be deemed to include any subsidiary, which shall be defined as meaning any corporation of which this Corporation owns all of the voting stock.

     (iii.     For the purposes of this Agreement, the following
terms shall have the following meanings:

          (a) "Normal Retirement Date" shall mean the first day of the month on or next after the Employee's sixty-fifth
(65th) birthday.


     (b) "Compensation" shall mean all of Employee's cash compensation for a calendar year, including salary, any amount contributed by the Employee to a cash or deferred plan under
Section 401(k) of the Internal Revenue Code of 1986, as amended, and any incentive compensation award or bonus with respect to such year (even if paid in a subsequent year), but excluding any incentive compensation award or bonus paid during such year with respect to a prior year and extraordinary earnings such as insurance costs or gains on exercise of stock options.

     (c) "Actuarial Equivalent" shall mean an amount of equivalent value computed on the basis of the actuarial assumptions used from time to time by the actuarial consultants employed by the Corporation in connection with its employee benefit plans, but using an interest assumption which is not less than the Pension Benefit Guaranty Corporation interest assumption in effect at the beginning of the month as of which the computation is made.

     (d) "Company Plan Benefit" shall mean the amount of benefit payable to or for the account of the Employee from the Corporation's Individual Account Retirement Plan (or from any other retirement plan sponsored by the Corporation which may hereafter be adopted in lieu of or in addition to said Individual Account Retirement Plan) which is attributable to contributions made by the Corporation, calculated in the form of a straight life annuity (regardless of the form in which such benefit may actually be payable).

     (e) "Cause" shall mean (i) the Employee's willful and continued failure to substantially perform assigned duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness or any such actual or anticipated failure resulting from termination for Good
Reason), after a demand for substantial performance is delivered to the Employee by the Board of Directors of the Corporation, specifically identifying the manner in which the Board believes that the duties have not been substantially performed, or (ii) the Employee's willful conduct which is demonstrably and materially injurious to the Corporation. For purposes of this sub-paragraph (e), no act, or failure to act, shall be considered "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that such action or omission was in the best interest of the Corporation.

     (f) "Good Reason" shall mean (i) the assignment to the Employee of any duties inconsistent in any respect with the Employee's position (including status, offices, titles, and reporting requirements), authority, duties, or responsibilities as contemplated by any Employment Agreement between the Employee and the Corporation, or any other action by the Corporation which results in a diminishment in such position, authority, duties, or responsibilities, other than an insubstantial and inadvertent action which is remedied by the Corporation promptly after receipt of notice thereof given by the Employee; (ii) any failure by the Corporation to comply with any of the provisions of any Employment Agreement between the Employee and the Corporation, other than an insubstantial and inadvertent failure which is remedied by the Corporation promptly after receipt of notice thereof given by the Employee; (iii) any change not concurred in by the Employee in the location of the office at which the Employee is principally based, except for travel reasonably required in the performance of the Employee's responsibilities and substantially consistent with prior business travel obligations of the Employee; or (iv) any purported termination by the Corporation of the Employee's employment otherwise than as permitted by any Employment Agreement between the Employee and the Corporation.

     (g) "Change in Control" shall mean a change in control of the Corporation of a nature that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K, as in effect on January 1, 1988, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); provided that, without limitation, such a "Change in Control" shall be deemed to have occurred if: (i) a third person, including a "group" as such term is used in Section 13(d)(3) of the Exchange Act, other than the trustee of any employee benefit plan of the Corporation, becomes the beneficial owner, directly or indirectly, of 20% or more of the combined voting power of the Corporation's outstanding voting securities ordinarily having the right to vote for the election of directors of the Corporation;
(ii) during any period of 14 consecutive months individuals who, at the beginning of such consecutive 24-month period, constitute the Board of Directors of the Corporation (the "Board" generally and, as of the date of this Agreement, the "Incumbent Board") cease for any reason (other than retirement upon reaching normal retirement age, disability, or death) to constitute at least a majority of the Board; provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least three quarters of the directors comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Corporation, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or (iii) the Corporation shall cease to be a publicly owned corporation having its outstanding Common Stock listed on the New York Stock Exchange or quoted in the NASDAQ National Market System.

     (h) "Projected Compensation" shall mean (i) for any calendar year throughout which the Employee is employed by the Corporation, his Compensation (as defined in paragraph 3(b) hereof) for such year, and (ii) for any calendar year during or after which his employment has been terminated, the compensation the Employee would have received for such year if he had received (A) salary at a rate determined by projecting his annual rate of salary at the end of the last full calendar year of his employment forward at a rate equal to 5% in excess of the annual percentage change in the Consumer Price Index as published by the U.S. Bureau of Labor Statistics for such year and (B) a bonus equal to 40% of his salary as thus projected.

     (iv. If, prior to his Normal Retirement Date, the Employee shall voluntarily terminate his employment with the Corporation (except as hereinafter provided) or his employment shall be terminated by the Corporation for Cause, he shall thereby forfeit all rights and benefits under this Agreement. If the employment of the Employee shall be terminated on or after his Normal
Retirement Date, or if, prior to that date but after the conditions of paragraph 2 hereof have been satisfied, the Employee shall voluntarily terminate his employment with the approval of the Corporation (as evidenced by vote of its Board of Directors or the Committee thereof authorized to administer this Agreement) or his employment shall be terminated by the Corporation without Cause, this Agreement shall continue in full force and effect, and the Employee shall become entitled to the rights and benefits hereinafter set forth upon the occurrence of the events respectively giving rise thereto.

     (v. If the Employee shall remain in employment by the Corporation until and shall reach his Normal Retirement Date, he shall be entitled to receive a supplemental retirement benefit under this Agreement which shall be at an annual rate equal to the amount by which

          (a) thirty-five percent (35%) of the Employee's average annual Compensation during those five (5) calendar years in which such Compensation was highest during the ten
(10) calendar years immediately preceding his Normal
     Retirement Date

 exceeds
          (b) the annual amount of the Company Plan Benefit payable to the Employee, determined as of his Normal
     Retirement Date.

Such supplemental retirement benefit shall commence on the Employee's actual retirement date and shall be payable in one of the benefit payment forms described in paragraph 8, as the Employee shall elect.

     (vi. If the Employee's employment by the Corporation shall be terminated (other than by reason of his death or disability) prior to his Normal Retirement Date under circumstances not resulting in his forfeiture of benefits and rights under paragraph 4 of this Agreement, he shall be entitled to receive a reduced supplemental retirement benefit under this Agreement which shall be at an annual rate computed as follows:

          (a) There shall first be determined the amount which is equal to thirty-five percent (35%) of the Employee's average annual Compensation during those five (5) calendar years in which such Compensation was highest during the ten
(10) calendar years immediately preceding the year in which the termination of his employment occurs.

          (b)  The amount thus determined shall be multiplied by
   a fraction in which the numerator shall be the number of
full years of continuous service the Employee shall have
completed between the effective date of this Agreement and      the
termination of his employment and the denominator shall      be the
number of full years of continuous service he would      have
completed between the effective date of this Agreement      and his
Normal Retirement Date had he remained in the
     continuous service of the Corporation until his Normal
Retirement Date.

          (c) There shall then be subtracted from the amount thus determined the annual amount of the Company Plan
     Benefit payable to the Employee, determined as of the date of the termination of his employment.

Such reduced supplemental retirement benefit shall commence on the first day of the month following the Employee's termination of employment and shall be payable in one of the benefit payment forms described in paragraph 8, as the Employee shall elect.

     Anything in this paragraph or paragraph 4 to the contrary notwithstanding, if, prior to his Normal Retirement Date but after a Change in Control of the Corporation shall have occurred, the Corporation shall terminate the Employee's employment other than for Cause, disability, or death or the employment of the Employee shall be terminated voluntarily by the Employee for Good Reason, he shall be entitled to elect to receive a supplemental retirement benefit under this Agreement, whether or not the Employee shall have then satisfied the conditions of paragraph 2 hereof, in lieu of any benefit he is entitled to receive under sub-paragraphs
(a)-(c), inclusive, of this paragraph 6, which shall be at an annual rate computed as follows:

          (d) If the Employee has not attained the age of 55 on the date his termination of employment occurs, his benefit shall be equal to the amount by which

               (i) thirty-five percent (35%) of the Employee's average annual Projected Compensation during those five (5) calendar years in which such Projected Compensation is highest during the ten (10)
               calendar years immediately preceding the year in
            which he would have attained age 55
     exceeds
               (ii)  the annual amount of the Company Plan
               Benefit payable to the Employee, determined as of
             the date of the termination of his employment.
          (e) If the employee has attained age 55 on the date his termination of employment occurs, his benefit shall be equal to the amount determined under sub-paragraphs (a) and
(c) of this paragraph without the application of sub-paragraph (b) hereof.

Such supplemental retirement benefit under sub-paragraph (d) or (e) hereof shall commence on the first day of the month following the month in which the Employee attains age 65 and shall be payable in one of the benefit payment forms described in paragraph 8, as the Employee shall elect.

     (vii.     If the Employee becomes qualified for benefits under
any long term disability plan sponsored by the Corporation as a result of total disability while in the employment of the Corporation and after the conditions of paragraph 2 hereof have been satisfied, but prior to his Normal Retirement Date, he shall become entitled to a disability benefit hereunder which shall be at an annual rate computed as follows:

          (a) There shall first be determined the amount which is equal to thirty five percent (35%) of the Employee's average annual Compensation during those five (5) calendar years in which such Compensation was highest during the ten
(10) calendar years preceding the year in which his disability occurs.

          (b)  The amount thus determined shall be multiplied by
   a fraction in which the numerator shall be the number of
full  years of continuous service the Employee shall have
completed between the effective date of this Agreement and      the
date his employment terminates on account of disability      and
the denominator shall be the number of full years of continuous service he would have completed between the effective date of this Agreement and his Normal Retirement
Date had he remained in the continuous service of the Corporation until his Normal Retirement Date.

     (c) There shall then be subtracted from the amount thus determined the annual amount of the Company Plan Benefit payable to the Employee, determined as of the date his disability benefit hereunder is to commence.

Such disability benefit shall commence on the date the benefits payable to the Employee under such long term disability plan sponsored by the Corporation cease, if the Employee is then living, and shall be payable in one of the benefit payment forms described in paragraph 8, as the Employee shall elect.

     (viii.    The normal form in which the benefit payable under
paragraphs 5, 6, or 7 of this Agreement shall be paid shall be a monthly benefit payable for life and without refund. In lieu of such normal benefit payment form, the Employee may elect to receive his benefit hereunder in the form of a monthly benefit payable for life with a period certain of up to 180 months, in the form of a monthly benefit payable for a period certain, or in the form of a monthly benefit payable for life with continuation of such payments (or a specified percentage thereof) to such beneficiary as the Employee may designate for the life of such beneficiary. The amount of benefit payable under each such alternative benefit payment form shall be the Actuarial
Equivalent of the benefit payable in the normal form to which the Employee would otherwise be entitled hereunder. Any election of an alternative benefit payment form shall be made in writing and may be changed or rescinded by the Employee at any time prior to the date on which benefit payments are to commence. The Employee shall have the right to designate in writing the beneficiary or beneficiaries to receive the benefit, if any, which is payable under any benefit payment form after the Employee's death and may change his designation of beneficiary from time to time, at any time prior to the date on which benefit payments are to commence. If there shall be no beneficiary designated and surviving at the Employee's death, the estate of the Employee shall be the beneficiary. Whenever any benefits hereunder become payable to the beneficiary of the Employee, the Corporation may, in its discretion, authorize payment of such benefits to the beneficiary in a single lump sum which is the Actuarial Equivalent of such benefits.


     Anything in this paragraph 8 to the contrary notwithstanding, at any time after the date on which benefit payments commence, the Employee may elect to receive his benefits hereunder in a single lump sum in an amount which is equal to 90% of the Actuarial Equivalent of the benefit payable in the normal form to which the Employee is otherwise entitled hereunder on the date as of which such election is made.

     (ix. If the Employee shall die while currently receiving a benefit under the provisions of paragraphs 5, 6, or 7 of this Agreement and the Employee shall have elected a benefit payment form other than a monthly benefit payable for life with no period certain, any benefits payable after his death shall be paid to his beneficiary in accordance with the provisions of the benefit payment form elected by the Employee. If the Employee shall die after having reached his Normal Retirement Date but prior to his actual retirement date and the Employee shall have elected a benefit payment form other than a monthly benefit payable for life with no period certain, benefits shall be paid to his beneficiary as if the Employee had commenced to receive benefits hereunder on the first day of the month in which his death occurred. If the Employee shall die after the condition of paragraph 2 has been satisfied and while in the active employ of the Corporation but prior to his Normal Retirement Date, or if the Employee shall die after having become entitled to receive a disability benefit under paragraph 7 but prior to his Normal Retirement Date, a death benefit shall be paid to the Employee's beneficiary, in lieu of any other benefit under this Agreement, which shall be at an annual rate equal to twenty percent (20%) of the Employee's average annual Compensation during those five (5) calendar years in which such Compensation was highest during the ten (10) calendar years immediately preceding the year in which his death occurs or the year in which his disability occurred, as the case may be. Such death benefit, which shall be in addition to any Company Plan Benefit or benefits under any group life insurance plan sponsored by the Corporation which is payable on account of the Employee's death, shall be payable in equal monthly installments beginning on the first day of the month following that in which the death of the Employee occurs and continuing thereafter for a period certain of 120 months;
provided that the Beneficiary entitled thereto may elect to have such benefit paid in any of the forms described in paragraph 8 in an amount which is the Actuarial Equivalent of the form of benefit otherwise payable under this paragraph.

     If the Employee shall die after having become entitled to a benefit under sub-paragraph (d) or (e) of paragraph 6 hereof but prior to attaining age 65, a death benefit shall be paid to the Employee's beneficiary, in lieu of any other benefit under this Agreement, which shall be the single sum Actuarial Equivalent value as of the Employee's death of the benefit to which he would have been entitled had he survived to age 65. Such death benefit shall be payable in a lump sum as soon as practicable after the Employee's death; provided that the beneficiary entitled thereto may elect to have such death benefit paid in any of the forms described in paragraph 8.

     (x. Anything in this Agreement to the contrary notwithstanding, if at any time following termination of his employment with the Corporation the Employee shall directly or indirectly compete with the Corporation (which shall be deemed to include any subsidiary or affiliate of the Corporation), whether as an individual proprietor or entrepreneur or as an officer, employee, partner, stockholder, or in any capacity connected with any enterprise, in any business in which the Corporation is engaged at the time of the termination of the Employee's employment within any state or possession of the United States of America or any foreign country within which business is then specifically planned by the Corporation to be conducted, the Corporation may suspend the payment of any benefits hereunder to the Employee until such competition shall have ceased, and in the event such competition by the Employee shall not have ceased to the satisfaction of the Corporation within 90 days after the Corporation shall have given written notice to the Employee to cease the conduct thereof, the Corporation may at any time thereafter terminate its obligations under this Agreement. For the purpose of the preceding sentence, conducting business, doing business, or engaging in business shall be deemed to embrace sales to customers or performance of services for customers who are within a relevant geographical area, without any necessity of any presence of the Corporation therein. Nothing herein, however, shall prohibit the Employee from acquiring or holding any issue of stock or securities of any company which has any securities listed on a national exchange or quoted in the daily listing of over-the-counter market securities, provided that at any one time he and members of his immediate family do not own more than five percent (5%) of the voting securities of any such company.

     (xi. This Agreement is an unfunded plan maintained for the purpose of providing deferred compensation for one of a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974.
 The Corporation will make all benefit payments hereunder solely on a current disbursement basis out of the general assets of the Corporation, including without limitation from assets held in any grantor trust established by the Corporation for the purpose of making some or all of such payments.

     (xii.     This Agreement shall bind and run to the benefit of
the successors and assigns of the Corporation, including any corporation or other form of business organization with which it may merge or consolidate or to which it may transfer substantially all of its assets.

     (xiii.    The rights of the Employee under this Agreement
shall not be assigned, hypothecated, or otherwise transferred in any manner.

     (xiv.     This Agreement shall be governed by and construed in
accordance with the laws of the State of Connecticut.

     IN WITNESS WHEREOF, the Employee has hereunto signed his name and Crompton & Knowles Corporation has caused this instrument to be executed in its name and on its behalf by its duly authorized officer, as of the 20th day of October, 1993.



                                 Employee


                                   CROMPTON & KNOWLES CORPORATION


                                   By:




CROMPTON & KNOWLES CORPORATION              EXHIBIT 10 (l)

        SUPPLEMENTAL RETIREMENT AGREEMENT TRUST AGREEMENT



     This Agreement made this 20th day of October, 1993 by and between Crompton & Knowles Corporation, a Massachusetts corporation (the "Company"), and Shawmut Bank, N.A., a national banking association organized and existing under the laws of the United States of America (the "Trustee").

                           WITNESSETH:

     WHEREAS, the Company has adopted the nonqualified deferred compensation plans listed in Appendix A hereto and may adopt similar plans or arrangements in the future (individually, a "Plan" and collectively, the "Plans");

     WHEREAS, the Company has incurred or expects to incur liability under the terms of the Plans with respect to the individuals participating therein;

     WHEREAS, the Company wishes to establish a trust
(hereinafter called the "Trust") and to contribute to the Trust assets that shall be held therein, subject to the claims of the Company's creditors in the event of the Company's Insolvency (as herein defined), until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the Plans;

     WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of any of the Plans as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974; and

     WHEREAS, it is the intention of the Company to make contributions to the Trust to provide itself with a source of funds to assist it in meeting its liabilities under the Plans;

     NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held, and disposed of as follows:

               Section (i.  Establishment of Trust

     (a) The Company hereby deposits with the Trustee in trust the sum of $10.00, which shall become the principal of the Trust to be held, administered, and disposed of by the Trustee as provided in this Trust Agreement.


     (b) The Trust hereby established is revocable by the Company; it shall become irrevocable upon the occurrence of a Change in Control, as defined herein.

     (c) The Trust is intended to be a grantor trust, of which the Company is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

     (d) The principal of the Trust, and any earnings thereon, shall be held separate and apart from other funds of the Company and shall be used exclusively for the uses and purposes of Plan participants and general creditors of the Company as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plans and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against the Company. Any assets held by the Trust will be subject to the claims of the Company's general creditors under federal and state law in the event of Insolvency, as defined in Section 3(a) hereof.

     (e) The Company, in its sole discretion, may at any time or from time to time make additional deposits of cash or other property in trust with the Trustee to augment the principal to be held, administered, and disposed of by the Trustee as provided in this Trust Agreement. Upon a Change of Control, the Company shall, as soon as possible but in no event later than 30 days following the Change of Control, make an irrevocable contribution to the Trust in an amount that is sufficient to pay each Plan participant or beneficiary the benefits to which each of them would be entitled pursuant to the terms of each Plan as of the date in which the Change of Control occurred.

          Section (ii.  Payments to Plan Participants
                     and Their Beneficiaries

     (a) The Trustee shall keep such records and maintain such books and accounts as shall at all times be sufficient to indicate, for accounting purposes, the proportionate part of the Trust fund as constituted from time to time which is held by it for each Plan participant under each Plan. For this purpose only, the Trustee shall create and maintain a separate account for each Plan participant (and such sub-accounts as may be contemplated by any Plan) and shall credit thereto all contributions made by the Company to fund benefits payable to such Plan participant and shall charge thereto all payments made to or for the account of such Plan participant. Anything in the foregoing to the contrary notwithstanding, no Plan participant shall have a preferred claim on, or any beneficial interest in, the account maintained for him by the Trustee or any assets of the Trust fund allocated thereto for accounting purposes. The Trustee may hold the Trust fund as a single fund, regardless of how many Plans and/or Plan participants are participating hereunder, and may from time to time invest and reinvest the commingled assets and receive the income and proceeds thereof and make payments therefrom, all without regard to the source of any part of the commingled assets.

     (b) The Company shall from time to time deliver to the Trustee a schedule (the "Payment Schedule") that indicates the amounts payable in respect of each Plan participant (and his or her beneficiaries), or that provides a formula or other instructions acceptable to the Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plans), and the time of commencement of payment of such amounts. Except as otherwise provided herein, the Trustee shall make payments to the Plan participants and their beneficiaries in accordance with such Payment Schedule. The Trustee shall make provision for the reporting and withholding of any federal, state, or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plans and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld, and paid by the Company.

     (c) The entitlement of a Plan participant or his or her beneficiaries to benefits under the Plans shall be determined by the Company or such party as it shall designate under the Plans, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plans.

     (d) The Company may make payment of benefits directly to Plan participants or their beneficiaries as they become due under the terms of any Plan. The Company shall notify the Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to Plan participants or their beneficiaries. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of any Plan, the Company shall make the balance of each such payment as it falls due. The Trustee shall notify the Company when principal and earnings of the Trust are not sufficient to make payments as provided in Section 2(b) above.

         Section (iii.  Trustee Responsibility Regarding
           Payments to Trust Beneficiary When Company
                          Is Insolvent

     (a) The Trustee shall cease payment of benefits to Plan participants and their beneficiaries if the Company is Insolvent. The Company shall be considered "Insolvent" for purposes of this Trust Agreement if (i) the Company is unable to pay its debts as they become due, or (ii) the Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

     (b) At all times during the continuance of this Trust, as provided in Section 1(d) hereof, the principal and income of the Trust shall be subject to claims of general creditors of the Company under federal and state law as set forth below:

     (1)  The Board of Directors and the Chief
Executive Officer of the Company shall have the duty to inform the Trustee in writing of the Company's
Insolvency. If a person claiming to be a creditor of the Company alleges in writing to the Trustee that the Company has become Insolvent, the Trustee shall determine whether the Company is Insolvent and, pending such determination, the Trustee shall discontinue payment of benefits to Plan participants or their beneficiaries.

     (2) Unless the Trustee has actual knowledge of the Company's Insolvency, or has received notice from the Company or a person claiming to be a creditor alleging that the Company is Insolvent, the Trustee shall have no duty to inquire whether the Company is Insolvent. The Trustee may in all events rely on such evidence concerning the Company's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Company's solvency.

     (3) If at any time the Trustee has determined that the Company is Insolvent, the Trustee shall discontinue payments to Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of the Company's general creditors.
Nothing in this Trust Agreement shall in any way diminish any rights of Plan participants or their beneficiaries to pursue their rights as general creditors of the Company with respect to benefits due under the Plans or otherwise.

     (4)  The Trustee shall resume the payment of
benefits to Plan participants or their beneficiaries in accordance with Section 2 of this Trust Agreement only after the Trustee has determined that the Company is not Insolvent (or is no longer Insolvent).

     (c) Provided that there are sufficient assets, if the Trustee discontinues the payment of benefits from the Trust pursuant to
Section 3(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plans for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their beneficiaries by the Company in lieu of the payments provided for hereunder during any such period of discontinuance.

                Section 4.  Payments to Company.

     Except as provided in Section 3 hereof, after the Trust has become irrevocable, the Company shall have no right or power to direct the Trustee to return to the Company or to divert to others any of the Trust assets before all payment of benefits have been made to Plan participants and their beneficiaries pursuant to the terms of the Plans, except that in the event the Company shall certify in writing to the Trustee that the value of the account maintained for any Plan participant or beneficiary is at least 125% of the benefits to which such Plan participant or beneficiary would be entitled pursuant to the terms of each Plan as of the date of such certification, the Trustee shall return to the Company the amount of such account in excess of 125% of such benefits.

                Section 5.  Investment Authority

     (a) The Trustee shall from time to time inform the Company and each Plan participant as to the investment media available for investment of the Trust fund, including stock, bonds, securities, and other property (which may include interests in trust funds that have been or shall hereafter be created and maintained by the Trustee as trustee for the collective investment of trust funds), shares or other interests in open-end management investment companies (including without limitation any company to which the Trustee or any affiliate of the Trustee provides advice and/or other services for which such company pays the Trustee or its affiliate compensation), and insurance policies on the lives of Plan participants. After consulting with each Plan participant, the Company shall direct in writing how contributions made to the Trustee for the account of such Plan Participant under each Plan and the portion of the Trust fund which is from time to time allocated to the account established and maintained for such Plan participant under each such Plan pursuant to Section 2(a) shall be invested among the investment media from time to time offered by the Trustee for investment of the Trust fund.

     (b) The Trustee may invest in securities (including stock or rights to acquire stock) or obligations issued by the Company. All rights associated with assets of the Trust shall be exercised by the Trustee or the persons designated by the Trustee, and shall in no event be exercisable by or rest with Plan participants.


     (c) The Company shall have the right at any time, and from time to time in its sole discretion, to substitute assets of equal fair market value for any asset held by the Trust. This right is exercisable by the Company in a nonfiduciary capacity without the approval or consent of any person in a fiduciary capacity.

                Section 6.  Disposition of Income

     During the term of this Trust, all income received by the Trust, net of expenses and taxes, and all gains and losses on investments of the Trust shall be allocated to the accounts maintained for Plan participants pursuant to Section 2(a) hereof.

                                   Section 7.  Accounting by
Trustee

     The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between the Company and the Trustee. Within 90 days following the close of each calendar year and within 90 days after the removal or resignation of the Trustee, the Trustee shall deliver to the Company a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities, and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be.

              Section 8.  Responsibility of Trustee

     (a) The Trustee shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request, or approval given by the Company which is contemplated by, and in conformity with, the terms of the Plans or this Trust and is given in writing by the Company. In the event of a dispute between the Company and a party, the Trustee may apply to a court of competent jurisdiction to resolve the dispute.

     (b) If the Trustee undertakes or defends any litigation arising in connection with this Trust, the Company agrees to indemnify the Trustee against the Trustee's costs, expenses, and liabilities (including, without limitation, attorneys' fees and expenses) relating thereto and to be primarily liable for such payments. If the Company does not pay such costs, expenses, and liabilities in a reasonably timely manner, the Trustee may obtain payment from the Trust.

     (c) The Trustee may consult with legal counsel (who may also be counsel for the Company generally) with respect to any of its duties or obligations hereunder.

     (d) The Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants, or other professionals to assist it in performing any of its duties or obligations hereunder.

     (e) The Trustee shall have, without exclusion, all powers conferred on trustees by applicable law, unless expressly provided otherwise herein, provided, however, that if an insurance policy is held as an asset of the Trust, the Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

     (f) However, notwithstanding the provisions of Section 8(e) above, the Trustee may loan to the Company the proceeds of any borrowing against an insurance policy held as an asset of the Trust.

     (g) Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or to applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

        Section 9.  Compensation and Expenses of Trustee

     The Company shall pay all administrative and Trustee's fees and expenses. If not so paid, the fees and expenses shall be paid from the Trust.

         Section 10.  Resignation and Removal of Trustee

     (a) The Trustee may resign at any time by written notice to the Company, which shall be effective 60 days after receipt of such notice unless the Company and the Trustee agree otherwise.


     (b) The Trustee may be removed by the Company on 60 days notice or upon shorter notice accepted by the Trustee.

     (c) In the event of a Change of Control, as defined herein, the Trustee may not be removed by the Company for two years thereafter.

     (d) If the Trustee resigns or is removed within two years of a Change of Control, as defined herein, the Trustee shall select a successor Trustee in accordance with the provisions of Section
11(b) hereof prior to the effective date of the Trustee's resignation or removal.

     (e) Upon resignation or removal of the Trustee and appointment of a successor Trustee, all assets of the Trust shall subsequently be transferred to the successor Trustee. The transfer shall be completed within 60 days after receipt of notice of resignation, removal, or transfer unless the Company extends the time limit.

     (f) If the Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 11 hereof, by the effective date of resignation or removal under paragraphs (a) or
(b) of this section. If no such appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of the Trustee in connection with any such proceeding shall be allowed as administrative expenses of the Trust.

          Section 11.  Appointment of Successor Trustee

     (a)  If the Trustee resigns or is removed in accordance with
Section 10(a) or (b) hereof, the Company may appoint any third party, such as a bank trust department or other party that may be granted corporate trustee powers under state law, as a successor to replace the Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by the Company or the successor Trustee to evidence the transfer.

     (b) If the Trustee resigns or is removed pursuant to the provisions of Section 10(d) hereof and selects a successor Trustee, the Trustee may appoint any third party such as a bank trust department or other party that may be granted corporate trustee powers under state law. The appointment of a successor Trustee shall be effective when accepted in writing by the new Trustee. The new Trustee shall have all the rights and powers of the former Trustee, including ownership rights in Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by the successor Trustee to evidence the transfer.

     (c) The successor Trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing Trust assets, subject to Sections 7 and 8 hereof. The successor Trustee shall not be responsible for, and the Company shall indemnify and defend the successor Trustee from, any claim or liability resulting from any action or inaction of any prior Trustee or from any other past event, or any condition existing at the time it becomes successor Trustee.

              Section 12.  Amendment or Termination

     (a) This Trust Agreement may be amended by a written instrument executed by the Trustee and the Company.
Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plans or shall make the Trust revocable after it has become irrevocable in accordance with Section 1(b) hereof.

     (b) The Trust shall not terminate until the date on which Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plans, unless sooner revoked in accordance with Section 1(b) hereof. Upon termination of the Trust any assets remaining in the Trust shall be returned to the Company.

     (c) Upon written approval of Plan participants or beneficiaries entitled to payment of benefits pursuant to the terms of the Plans, the Company may terminate this Trust prior to the time all benefit payments under the Plans have been made. All assets in the Trust at termination shall be returned to the Company.

                   Section 13.  Miscellaneous

     (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

     (b) Benefits payable to Plan participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered, or subjected to attachment, garnishment, levy, execution, or other legal or equitable process.

     (c) This Trust Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.


     (d) For purposes of this Trust, Change of Control shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); provided that, without limitation, such a "Change of Control" shall be deemed to have occurred if: (i) a third person, including a "group" as such term is used in Section 13(d)(3) of the Exchange Act, other than the trustee of any employee benefit plan of the Company, becomes the beneficial owner, directly or indirectly, of 20% or more of the combined voting power of the Company's outstanding voting securities ordinarily having the right to vote for the election of directors of the Company;
(ii) during any period of 24 consecutive months individuals who, at the beginning of such consecutive 24-month period, constitute the Board of Directors of the Company (the "Board" generally and as of the date hereof the "Incumbent
Board") cease for any reason (other than retirement upon reaching normal retirement age, disability, or death) to constitute at least a majority of the Board; provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least three quarters of the directors comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Trust Agreement, considered as though such person were a member of the Incumbent Board; or (iii) the Company shall cease to be a publicly owned corporation having its outstanding Common Stock listed on the New York Stock Exchange or quoted in the NASDAQ National Market System.

     (e) The Board of Directors and the Chief Executive Officer of the Company shall have the duty to inform the Trustee in writing that a Change of Control of the Company has occurred. If a participant or beneficiary alleges in writing to the Trustee that a Change of Control has occurred, the Trustee shall have no duty to inquire whether a Change of Control has occurred. The Trustee may in all events rely on such evidence concerning a Change of Control as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination that a Change of Control has occurred.

                   Section 14.  Effective Date

     The effective date of this Trust Agreement shall be October
20, 1993.


     IN WITNESS WHEREOF, the Company and the Trustee have caused this Trust Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                              CROMPTON & KNOWLES CORPORATION


                              By:/s/ Marvin H. Happel
                               Marvin H. Happel
                                 Its Vice President-Organization


                              SHAWMUT BANK, N.A.


                              By:/s/ Lois E. Uliana, A.V.P.

                                 Lois E. Uliana, A.V.P.






CROMPTON & KNOWLES CORPORATION            EXHIBIT 10 (m)

                             AMENDED
                    BENEFIT EQUALIZATION PLAN


I. Purpose of the Plan. The purpose of the Plan, as amended in its entirety to read as follows, is to provide eligible employees of Crompton & Knowles Corporation and its
     subsidiaries with deferred compensation and benefits substantially equivalent to those they would have received under Qualified Plans of the Company in which they
     participate, in the absence of certain limitations on contributions and benefits which are imposed by the Code on such Qualified Plans.  The effective date of the Plan as
originally adopted was January 1, 1987.  The effective date      of
the amended Plan is October 20, 1993.
II. Definitions. The following terms shall have the following meanings for purposes of the Plan:
     (a) "Code" means the Internal Revenue Code of 1986 as presently in effect and as it may be amended from time to time hereafter.
     (b)  "Committee" means the Committee referred to in Section
        17 hereof.
     (c) "Company" means Crompton & Knowles Corporation, a Massachusetts corporation, any subsidiary thereof, and any successor thereto.
     (d) "Compensation" means a Participant's compensation or salary as defined under each applicable Qualified Plan pursuant to which benefits are determined under this
 Plan.
     (e)  "ERISA" means the Employee Retirement Income Security
       Act of 1974 as presently in effect and as it may be
  amended from time to time hereafter.
     (f)  "Participant" means any eligible employee of the
          Company who becomes eligible to receive a benefit of
      any type from this Plan or whose beneficiary may be
 eligible to receive any such benefit.
     (g)  "Plan" means the Benefit Equalization Plan of the
   Company as set forth herein and as it may be amended
from time to time.
     (h) "Qualified Plan" means any employee benefit plan of the Company which constitutes a qualified plan under
          Section 401 of the Code, including without limitation
       the Company's Individual Account Retirement Plan
          ("IARP") and its Employee Stock Ownership Plan (the
     "ESOP").
     (i)  "Section 401(k) Limitation" means the limit (as
          adjusted from time to time) imposed by Section 402(g)
       of the Code on elective deferrals pursuant to a
          qualified cash or deferred arrangement under Section 401(k) of the Code which may be excluded from the gross income of an individual for any taxable year.
     (j) "Section 415 Limitation" means the annual limit imposed by Section 415 of the Code on contributions and other additions which may be made with respect to a
          Participant under Qualified Plans in which he
          participates.
III. Eligible Employees. Any employee of the Company who is a member of the Management Committee and who is a participant in one or more Qualified Plans shall be eligible to
     participate herein and to receive benefits hereunder.  IV.
Section 401(k) Account.  If the Section 401(k) Limitation
shall apply at anytime during a taxable year to elective
deferrals of a Participant which would otherwise have been contributed to a Qualified Plan, the Company shall thereafter allocate to an account maintained on its books
 (the Participant's "Section 401(k) Account") amounts equal      to
the amounts which it would have contributed to the
     Qualified Plan as voluntary participant contributions on behalf of the Participant from time to time during the remainder of such year in the absence of the Section 401(k)
Limitation.  The Participant may direct the Company to      change
the rate of his contributions and may suspend or      resume his
contributions in the manner and at the times set      forth in the
Qualified Plan pursuant to which such
     contributions would have been made in the absence of the
Section 401(k) Limitation.
V. Section 415 Accounts. If the Section 415 Limitation shall apply at any time during a taxable year to employee or
employer contributions which would otherwise have been made      to
a Qualified Plan by or on behalf of a Participant, the      Company
shall thereafter allocate to accounts maintained on      its books
(the Participant's "Section 415 Accounts") amounts      equal to
the amounts which it would have withheld from the
Participant's compensation for contributions to the
     Qualified Plan and which it would have contributed to the Qualified Plan as employer contributions on behalf of the
Participant from time to time during the remainder of such
year in the absence of the Section 415 Limitation, assuming
(in the case of matching employer contributions under the
ESOP) that the Participant continues to make contributions      to
this Plan during such period.  The Company shall maintain
separate Section 415 Accounts with respect to each Qualified
Plan pursuant to which amounts are allocated for the benefit
of a Participant under this Section and a separate Account      for
employee and employer contributions made with respect to      each
such Qualified Plan.
VI. Contributions with Respect to Bonuses. Anything in the IARP or the ESOP to the contrary notwithstanding, beginning in
1988, all employee and employer contributions which would
otherwise be contributed to the IARP or the ESOP with
     respect to any bonus payable to a Participant under any Company bonus plan in which he participates shall be made to
the Plan and shall be allocated to his appropriate Section      415
Account under the Plan.  Each Participant shall be      deemed to
have waived any right he may have to participate      in the IARP
and the ESOP to the extent that employee and      employer
contributions with respect to any bonus payable to      him are
made to the Plan (rather than to the IARP or the      ESOP)
pursuant to the provisions of this Section.
VII. Treatment under Other Agreements. Anything in this Plan to the contrary notwithstanding, all compensation earned by a
 Participant which is contributed to an Account under the      Plan
in lieu of being paid to the Participant or to a
     Qualified Plan on his behalf shall be treated as
     compensation paid to the Participant for the payroll period or (in the case of a bonus) for the year in which earned for purposes of any Supplemental Retirement Agreement between the Company and such Participant, and all amounts payable to a Participant from the Plan which are attributable to
     employer contributions (including earnings thereon) made to this Plan in lieu of to the IARP shall be treated as if they were payable from the IARP for purposes of any such
     Supplemental Retirement Agreement.
VIII. Investment of Accounts. After consulting with each Participant, the Company shall direct the Trustee referred to in Section 15 hereof in writing how such
Participant's Accounts under the Plan shall be invested
among the investment media from time to time offered by
the Trustee for investment of such Accounts under the
Trust Agreement.  The benefits due to each Participant
under the Plan at any time and from time to time shall           be
equal to the balance of such Participant's Accounts           under
the Trust Agreement.
IX. Form and Time of Benefit Payments. Amounts held in the Accounts maintained for a Participant under the Plan will be distributed by the Company in the same form and at the same time as elected by the Participant (or his spouse or
     beneficiary, if applicable) for payment of benefits from the Qualified Plan with respect to which such amounts are payable hereunder unless the Participant shall have elected, in a manner and on a form approved by the Committee, not less than 30 days prior to the termination of the
     Participant's employment for any reason, to receive the
value of such Accounts in either five, ten, or fifteen      annual
installments.  If a Participant shall elect to
     receive the value of his Accounts in installments, the first such installment shall be paid promptly after the termination of the Participant's employment and each succeeding installment shall be paid on or before the last day in January of each succeeding year until the total
number of installments elected by the Participant shall have been paid.  Each such installment shall be in an amount
determined by multiplying the balance of the Participant's
Accounts as of the last day of the month preceding the date      of
payment thereof by a fraction, the numerator of which      shall be
one and the denominator of which shall be the      number of
installments remaining to be paid to the
     Participant. Except as provided in Section 15 hereof, all amounts payable to or on behalf of a Participant under the
Plan shall be payable form the general assets of the
     Participant's employer.
X.   Withdrawals.  (a)   For Hardship.  A Participant may apply
  to the Committee for a withdrawal on account of hardship of any part or all of the vested portion of the funds allocated to his Accounts under the Plan.  The Committee shall
     determine in its sole discretion whether a hardship exists and, if so, the amount which may be withdrawn to meet such hardship.  For purposes of this Section, hardship shall be
deemed to have occurred only in the event the Participant
shall have incurred financial needs arising as a result of      any
one or more of the reasons which are permitted to be      treated
as a "hardship" for purposes of withdrawals from a      Qualified
Plan meeting the requirements of Section 401(k) of      the Code.
     (b) After Termination of Employment. At any time after the termination of a Participant's employment with the Company for any reason, the Participant (or, in the event of his death, his beneficiary) may elect to receive all benefits to which he is entitled hereunder in a single lump sum in an amount which is equal to 90% of the value of the benefits to which the
Participant or his beneficiary is otherwise entitled hereunder on the date as of which such election is made.
XI.  Termination of Employment. If the employment of a
     Participant shall terminate for any reason, any amount due such Participant under this Plan, to the extent then vested as determined under each Qualified Plan separately, shall be
held under the terms of this Plan and paid in accordance      with
the provisions of Section 9 of this Plan.  If a
     participant is not fully vested under the terms of a
     Qualified Plan upon termination of his employment and
     thereby forfeits his right to all or a percentage of his
benefits from such Qualified Plan, the Participant shall      also
forfeit the same percentage of any benefits under this      Plan
which are attributable to the  Qualified Plan under      which
benefits are thus forfeited.
XII. Beneficiary Designation. Each Participant shall be entitled to designate in writing a beneficiary or beneficiaries to receive the benefits, if any, which are payable under this
Plan in the event of the Participant's death and may change
the beneficiary designation at any time and from time to      time.

If there shall be no beneficiary designated and      surviving at
the Participant's death, the beneficiary of any      benefits
payable from an Account under this Plan shall be      the same
person or persons designated as beneficiary under      the
Qualified plan with respect to which such benefits are      payable
hereunder.
XIII. Nonassignable Rights. Except as otherwise provided by this Plan, no right or benefit of a Participant under this Plan may be assigned, encumbered, or transferred
  in any manner.
XIV. Independence of Agreement. The benefits payable under this Plan shall be independent of and in addition to any other employment agreement that may exist from time to time
     between the Company and any Participant or any other compensation payable by the Company to the Participant whether as salary, bonus, or otherwise.  This Plan shall not be deemed to constitute a contract of employment between any Participant and the Company, nor shall any provision hereof restrict the rights of any Participant to terminate his employment.
XV. Trust Agreement. The Company has established the Crompton & Knowles Corporation Benefit Equalization Plan Trust
     Agreement (the "Trust Agreement") with Shawmut Bank, N.A. as trustee (the "Trustee") and has contributed to the trust
established thereby assets to be held therein, subject to      the
claims of the Company's creditors in the event of the
Company's insolvency (as therein defined), until paid to participants in this Plan and their beneficiaries in the manner and at the times specified in this Plan.  All amounts which the Company is obligated to allocate to Accounts of
Participants under the Plan shall be paid over or delivered      to
the Trustee, to be held and invested as provided in the      Trust
Agreement.  Anything in the Plan to the contrary
notwithstanding, all benefits to which a Participant or his beneficiary may become entitled under the Plan shall be payable by the Trustee pursuant to the terms of the Trust Agreement, and unless and until the Company becomes insolvent (as defined in the Trust Agreement), the sole obligation of the Company shall be to make contributions to the Trustee as provided in this Section 15.
XVI. Non-Secured Promise. The rights of a Participant (or his spouse or beneficiary, if applicable) under this Plan shall be solely those of an unsecured creditor of the Company. No Participant shall have any preferred claim on, or any beneficiary ownership interest in, any asset acquired or
held by the Company in connection with liabilities assumed      by
it under the Plan or any asset held by the Trustee under      the
Trust Agreement prior to the time such assets are paid      to the
Participant pursuant to the terms of the Plan or the      Trust
Agreement, and all rights created under the Plan or      the Trust
Agreement shall be mere unsecured contractual      rights of the
Participant (or his spouse or beneficiary)      against the Company
or the Trustee, as the case may be.  XVII.     Administration.  The
Plan shall be administered by the           Employee Benefits
Committee appointed from time to time           by the Board of
Directors of Crompton & Knowles
          Corporation. Except as limited by the express
          provisions of the Plan or by the terms of the
          resolution of the Board by which the Committee shall
      have been established, the Committee shall have
          authority and discretion to determine the rights and benefits of Participants under the Plan, establish from time to time regulations for the administration of the
   Plan, interpret the Plan, and make all determinations
deemed necessary or advisable for the administration of
the Plan.
XVIII.    Amendment or Termination.  The Committee on Executive
       Compensation of the Board of Directors of Crompton &
   Knowles Corporation may amend, suspend, or terminate
the Plan or any portion thereof at any time; provided,
however, that no amendment, suspension, or termination           of
the Plan shall adversely affect the right of a
Participant to any benefits which accrued pursuant to           the
provisions of the Plan prior to the date such           amendment,
suspension, or termination is adopted or           becomes
effective.
XIX. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Connecticut insofar as such laws do not contravene Federal laws applicable to the Plan.


     IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its officer thereunto duly authorized as of the 27th day of January, 1994.

                              CROMPTON & KNOWLES CORPORATION



                              By:/s/ Marvin H. Happel
                           Marvin H. Happel
                                 Title:

CROMPTON & KNOWLES CORPORATION           EXHIBIT 10 (n)

           BENEFIT EQUALIZATION PLAN TRUST AGREEMENT



     This Agreement made this 20th day of October, 1993 by and between Crompton & Knowles Corporation, a Massachusetts corporation (the "Company"), and Shawmut Bank, N.A., a national banking association organized and existing under the laws of the United States of America (the "Trustee").

                           WITNESSETH:

     WHEREAS, the Company has heretofore established a trust pursuant to the Agreement and Declaration of Trust dated as of January 12, 1988 (the "Prior Trust Agreement") by and between the Company and Shawmut Worcester County Bank, N.A., now known as Shawmut Bank, N.A.;

     WHEREAS, pursuant to the provisions of Section 13 of the Prior Trust Agreement, the Company wishes to amend the Prior Trust
Agreement in its entirety and to substitute therefor the following Trust Agreement;

     WHEREAS, the Company has adopted the nonqualified deferred compensation plans listed in Appendix A hereto and may adopt similar plans or arrangements in the future (individually, a "Plan" and collectively, the "Plans");

     WHEREAS, the Company has incurred or expects to incur liability under the terms of the Plans with respect to the individuals participating therein;

     WHEREAS, the Company wishes to contribute to the trust established hereby (the "Trust") assets that shall be held therein, subject to the claims of the Company's creditors in the event of the Company's Insolvency (as herein defined), until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the Plans;

     WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of any of the Plans as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974; and

     WHEREAS, it is the intention of the Company to make contributions to the Trust to provide itself with a source of funds to assist it in meeting its liabilities under the Plans;


     NOW, THEREFORE, the Company does hereby amend the Prior Trust Agreement in its entirety and does substitute therefor the Trust as set forth herein, the Trustee agrees to act as Trustee of the Trust, and the Company and the Trustee do hereby agree that the Trust shall be comprised, held, and disposed of as follows:

               Section (i.  Establishment of Trust

     (a) The Company hereby deposits with the Trustee in trust the sum of $10.00, which shall become the principal of the Trust to be held, administered, and disposed of by the Trustee as provided in this Trust Agreement.

     (b)  The Trust hereby established shall be irrevocable.

     (c) The Trust is intended to be a grantor trust, of which the Company is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

     (d) The principal of the Trust, and any earnings thereon, shall be held separate and apart from other funds of the Company and shall be used exclusively for the uses and purposes of Plan participants and general creditors of the Company as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plans and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against the Company. Any assets held by the Trust will be subject to the claims of the Company's general creditors under federal and state law in the event of Insolvency, as defined in Section 3(a) hereof.

     (e) The Company shall, from time to time, make contributions to the Trust in amounts that are sufficient to pay each Plan participant or beneficiary the benefits to which Plan participants or their beneficiaries shall be entitled pursuant to the terms of each Plan. Such contributions shall be irrevocable except as provided in Section 4 hereof.

          Section (ii.  Payments to Plan Participants
                     and Their Beneficiaries

     (a) The Trustee shall keep such records and maintain such books and accounts as shall at all times be sufficient to indicate, for accounting purposes, the proportionate part of the Trust fund as constituted from time to time which is held by it for each Plan participant under each Plan. For this purpose only, the Trustee shall create and maintain a separate account for each Plan participant (and such sub-accounts as may be contemplated by any Plan) and shall credit thereto all contributions made by the Company to fund benefits payable to such Plan participant and shall charge thereto all payments made to or for the account of such Plan participant. Anything in the foregoing to the contrary notwithstanding, no Plan participant shall have a preferred claim on, or any beneficial interest in, the account maintained for him by the Trustee or any assets of the Trust fund allocated thereto for accounting purposes. The Trustee may hold the Trust fund as a single fund, regardless of how many Plans and/or Plan participants are participating hereunder, and may from time to time invest and reinvest the commingled assets and receive the income and proceeds thereof and make payments therefrom, all without regard to the source of any part of the commingled assets.

     (b) The Company shall from time to time deliver to the Trustee a schedule (the "Payment Schedule") that indicates the amounts payable in respect of each Plan participant (and his or her beneficiaries), or that provides a formula or other instructions acceptable to the Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plans), and the time of commencement of payment of such amounts. Except as otherwise provided herein, the Trustee shall make payments to the Plan participants and their beneficiaries in accordance with such Payment Schedule. The Trustee shall make provision for the reporting and withholding of any federal, state, or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plans and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld, and paid by the Company.

     (c) The entitlement of a Plan participant or his or her beneficiaries to benefits under the Plans shall be determined by the Company or such party as it shall designate under the Plans, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plans.

     (d) The Company may make payment of benefits directly to Plan participants or their beneficiaries as they become due under the terms of any Plan. The Company shall notify the Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to Plan participants or their beneficiaries. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of any Plan, the Company shall make the balance of each such payment as it falls due. The Trustee shall notify the Company when principal and earnings of the Trust are not sufficient to make payments as provided in Section 2(b) above.


         Section (iii.  Trustee Responsibility Regarding
           Payments to Trust Beneficiary When Company
                          Is Insolvent

     (a) The Trustee shall cease payment of benefits to Plan participants and their beneficiaries if the Company is Insolvent. The Company shall be considered "Insolvent" for purposes of this Trust Agreement if (i) the Company is unable to pay its debts as they become due, or (ii) the Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

     (b) At all times during the continuance of this Trust, as provided in Section 1(d) hereof, the principal and income of the Trust shall be subject to claims of general creditors of the Company under federal and state law as set forth below:

     (1)  The Board of Directors and the Chief
Executive Officer of the Company shall have the duty to inform the Trustee in writing of the Company's
Insolvency. If a person claiming to be a creditor of the Company alleges in writing to the Trustee that the Company has become Insolvent, the Trustee shall determine whether the Company is Insolvent and, pending such determination, the Trustee shall discontinue payment of benefits to Plan participants or their beneficiaries.

     (2) Unless the Trustee has actual knowledge of the Company's Insolvency, or has received notice from the Company or a person claiming to be a creditor alleging that the Company is Insolvent, the Trustee shall have no duty to inquire whether the Company is Insolvent. The Trustee may in all events rely on such evidence concerning the Company's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Company's solvency.

     (3) If at any time the Trustee has determined that the Company is Insolvent, the Trustee shall discontinue payments to Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of the Company's general creditors.
Nothing in this Trust Agreement shall in any way diminish any rights of Plan participants or their beneficiaries to pursue their rights as general creditors of the Company with respect to benefits due under the Plans or otherwise.

     (4)  The Trustee shall resume the payment of
benefits to Plan participants or their beneficiaries in accordance with Section 2 of this Trust Agreement only after the Trustee has determined that the Company is not Insolvent (or is no longer Insolvent).

     (c) Provided that there are sufficient assets, if the Trustee discontinues the payment of benefits from the Trust pursuant to
Section 3(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plans for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their beneficiaries by the Company in lieu of the payments provided for hereunder during any such period of discontinuance.

                Section 4.  Payments to Company.

     Except as provided in Section 3 hereof, after the Trust has become irrevocable, the Company shall have no right or power to direct the Trustee to return to the Company or to divert to others any of the Trust assets before all payment of benefits have been made to Plan participants and their beneficiaries pursuant to the terms of the Plans, except that in the event any benefits otherwise payable to a Plan participant are forfeited under the terms of any Plan, the Trustee shall, in accordance with the instructions of the Company certified to be in accordance with the applicable Plan, return the amount of any such forfeited Benefits to the Company (unless the Company shall then be Insolvent).

                Section 5.  Investment Authority

     (a) The Trustee shall from time to time inform the Company and each Plan participant as to the investment media available for investment of the Trust fund, including stock, bonds, securities, and other property (which may include interests in trust funds that have been or shall hereafter be created and maintained by the Trustee as trustee for the collective investment of trust funds), shares or other interests in open-end management investment companies (including without limitation any company to which the Trustee or any affiliate of the Trustee provides advice and/or other services for which such company pays the Trustee or its affiliate compensation), and insurance policies on the lives of Plan participants. After consulting with each Plan participant, the Company shall direct in writing how contributions made to the Trustee for the account of such Plan Participant under each Plan and the portion of the Trust fund which is from time to time allocated to the account established and maintained for such Plan participant under each such Plan pursuant to Section 2(a) shall be invested among the investment media from time to time offered by the Trustee for investment of the Trust fund.


     (b) The Trustee may invest in securities (including stock or rights to acquire stock) or obligations issued by the Company. All rights associated with assets of the Trust shall be exercised by the Trustee or the persons designated by the Trustee, and shall in no event be exercisable by or rest with Plan participants.

     (c) The Company shall have the right at any time, and from time to time in its sole discretion, to substitute assets of equal fair market value for any asset held by the Trust. This right is exercisable by the Company in a nonfiduciary capacity without the approval or consent of any person in a fiduciary capacity.

                Section 6.  Disposition of Income

     During the term of this Trust, all income received by the Trust, net of expenses and taxes, and all gains and losses on investments of the Trust shall be allocated to the accounts maintained for Plan participants pursuant to Section 2(a) hereof.

                                   Section 7.  Accounting by
Trustee

     The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between the Company and the Trustee. Within 90 days following the close of each calendar year and within 90 days after the removal or resignation of the Trustee, the Trustee shall deliver to the Company a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities, and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be.

              Section 8.  Responsibility of Trustee

     (a) The Trustee shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request, or approval given by the Company which is contemplated by, and in conformity with, the terms of the Plans or this Trust and is given in writing by the Company. In the event of a dispute between the Company and a party, the Trustee may apply to a court of competent jurisdiction to resolve the dispute.

     (b) If the Trustee undertakes or defends any litigation arising in connection with this Trust, the Company agrees to indemnify the Trustee against the Trustee's costs, expenses, and liabilities (including, without limitation, attorneys' fees and expenses) relating thereto and to be primarily liable for such payments. If the Company does not pay such costs, expenses, and liabilities in a reasonably timely manner, the Trustee may obtain payment from the Trust.

     (c) The Trustee may consult with legal counsel (who may also be counsel for the Company generally) with respect to any of its duties or obligations hereunder.

     (d) The Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants, or other professionals to assist it in performing any of its duties or obligations hereunder.

     (e) The Trustee shall have, without exclusion, all powers conferred on trustees by applicable law, unless expressly provided otherwise herein, provided, however, that if an insurance policy is held as an asset of the Trust, the Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

     (f) However, notwithstanding the provisions of Section 8(e) above, the Trustee may loan to the Company the proceeds of any borrowing against an insurance policy held as an asset of the Trust.

     (g) Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or to applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

        Section 9.  Compensation and Expenses of Trustee

     The Company shall pay all administrative and Trustee's fees and expenses. If not so paid, the fees and expenses shall be paid from the Trust.


         Section 10.  Resignation and Removal of Trustee

     (a) The Trustee may resign at any time by written notice to the Company, which shall be effective 60 days after receipt of such notice unless the Company and the Trustee agree otherwise.

     (b) The Trustee may be removed by the Company on 60 days notice or upon shorter notice accepted by the Trustee.

     (c) In the event of a Change of Control, as defined herein, the Trustee may not be removed by the Company for two years thereafter.

     (d) If the Trustee resigns or is removed within two years of a Change of Control, as defined herein, the Trustee shall select a successor Trustee in accordance with the provisions of Section
11(b) hereof prior to the effective date of the Trustee's resignation or removal.

     (e) Upon resignation or removal of the Trustee and appointment of a successor Trustee, all assets of the Trust shall subsequently be transferred to the successor Trustee. The transfer shall be completed within 60 days after receipt of notice of resignation, removal, or transfer unless the Company extends the time limit.

     (f) If the Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 11 hereof, by the effective date of resignation or removal under paragraphs (a) or
(b) of this section. If no such appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of the Trustee in connection with any such proceeding shall be allowed as administrative expenses of the Trust.

          Section 11.  Appointment of Successor Trustee

     (a)  If the Trustee resigns or is removed in accordance with
Section 10(a) or (b) hereof, the Company may appoint any third party, such as a bank trust department or other party that may be granted corporate trustee powers under state law, as a successor to replace the Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by the Company or the successor Trustee to evidence the transfer.

     (b) If the Trustee resigns or is removed pursuant to the provisions of Section 10(d) hereof and selects a successor
Trustee, the Trustee may appoint any third party such as a bank trust department or other party that may be granted corporate trustee powers under state law. The appointment of a successor Trustee shall be effective when accepted in writing by the new Trustee. The new Trustee shall have all the rights and powers of the former Trustee, including ownership rights in Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by the successor Trustee to evidence the transfer.

     (c) The successor Trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing Trust assets, subject to Sections 7 and 8 hereof. The successor Trustee shall not be responsible for, and the Company shall indemnify and defend the successor Trustee from, any claim or liability resulting from any action or inaction of any prior Trustee or from any other past event, or any condition existing at the time it becomes successor Trustee.

              Section 12.  Amendment or Termination

     (a) This Trust Agreement may be amended by a written instrument executed by the Trustee and the Company.
Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plans or shall make the Trust revocable after it has become irrevocable in accordance with Section 1(b) hereof.

     (b) The Trust shall not terminate until the date on which Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plans. Upon termination of the Trust any assets remaining in the Trust shall be returned to the Company.

     (c) Upon written approval of Plan participants or beneficiaries entitled to payment of benefits pursuant to the terms of the Plans, the Company may terminate this Trust prior to the time all benefit payments under the Plans have been made. All assets in the Trust at termination shall be returned to the Company.

                   Section 13.  Miscellaneous

     (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

     (b) Benefits payable to Plan participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered, or subjected to attachment, garnishment, levy, execution, or other legal or equitable process.

     (c) This Trust Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     (d) For purposes of this Trust, Change of Control shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); provided that, without limitation, such a "Change of Control" shall be deemed to have occurred if: (i) a third person, including a "group" as such term is used in Section 13(d)(3) of the Exchange Act, other than the trustee of any employee benefit plan of the Company, becomes the beneficial owner, directly or indirectly, of 20% or more of the combined voting power of the Company's outstanding voting securities ordinarily having the right to vote for the election of directors of the Company;
(ii) during any period of 24 consecutive months individuals who, at the beginning of such consecutive 24-month period, constitute the Board of Directors of the Company (the "Board" generally and as of the date hereof the "Incumbent
Board") cease for any reason (other than retirement upon reaching normal retirement age, disability, or death) to constitute at least a majority of the Board; provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least three quarters of the directors comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Trust Agreement, considered as though such person were a member of the Incumbent Board; or (iii) the Company shall cease to be a publicly owned corporation having its outstanding Common Stock listed on the New York Stock Exchange or quoted in the NASDAQ National Market System.

     (e) The Board of Directors and the Chief Executive Officer of the Company shall have the duty to inform the Trustee in writing that a Change of Control of the Company has occurred. If a participant or beneficiary alleges in writing to the Trustee that a Change of Control has occurred, the Trustee shall have no duty to inquire whether a Change of Control has occurred. The Trustee may in all events rely on such evidence concerning a Change of Control as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination that a Change of Control has occurred.


                   Section 14.  Effective Date

     The effective date of this Trust Agreement shall be October
20, 1993.

     IN WITNESS WHEREOF, the Company and the Trustee have caused this Trust Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                              CROMPTON & KNOWLES CORPORATION


                              By:/s/ Marvin H. Happel
                               Marvin H. Happel
                                 Its Vice President-Organization


                              SHAWMUT BANK, N.A.


                              By:/s/ Lois E. Uliana

                                 Lois E. Uliana
                                 Assistant Vice President





CROMPTON & KNOWLES CORPORATION                 EXHIBIT 10 (o)

                                    1988 LONG TERM INCENTIVE PLAN

        Section 1.  Purpose

        The purpose of the Plan is to attract and retain key employees of the Company and its Subsidiaries and to motivate such employees to put forth maximum efforts for the success of the business by offering them long term performance-based incentives and an opportunity to acquire ownership of the Company's Stock.

        Section 2.  Definitions

        For purposes of the Plan, the following terms shall have the meanings set forth below:

            (a) "Board" means the Board of Directors of the Company.

            (b) "Change in Control", "Potential Change in Control",
and "Change in Control Price" have the         meanings set forth
in Sections 10(b), (c), and (d), respectively.

            (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

            (d) "Commission" means the Securities and Exchange
Commission or any successor agency.

            (e) "Committee" means the Committee referred to in
Section 3.

            (f) "Company" means Crompton & Knowles Corporation, a
corporation organized under the         laws of the Commonwealth of
Massachusetts, or any successor corporation.

            (g) "Disability" means permanent and total disability
as determined under procedures         established by the Committee
for purposes of the Plan.

            (h) "Disinterested Person" shall have the meaning set
forth in Rule 16b-3(d)(3), as promulgated         by the Commission
under the Exchange Act, or any successor definition adopted by the Commission.

            (i) "Early Retirement" means retirement, with the
consent for purposes of the Plan of the         Committee or such
officer of the Company as may be designated from time to time by
the         Committee, from active employment with the Company or
a Subsidiary prior to Normal Retirement.

            (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

            (k) "Fair Market Value" means, except as provided in
Section 7(b), the mean, as of any given         date, between the
highest and lowest reported sales prices of the Stock on the New
York Stock         Exchange Composite Index on such date (or, if
there is no reported sale on such date, on the last
preceding date on which any reported sale occurred), or if no such
reported sales prices are         available, the fair market value
of the Stock as determined by the Committee in good faith.

            (l) "Incentive Stock Option" means any Stock Option
intended to be and designated as an         "incentive stock
option" within the meaning of Section 422A of the Code.

            (m) "Long Term Performance Award" or "Long Term Award" means an award under Section 9.

            (n) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

            (o) "Normal Retirement" means retirement from active
employment with the Company or a         Subsidiary at or after age
65.

            (p) "Plan" means the Crompton & Knowles Corporation
1988 Long Term Incentive Plan, as set         forth herein and as
hereafter amended from time to time.

            (q) "Restricted Stock" means an award under Section 8.

            (r) "Retirement" means Normal or Early Retirement.

            (s) "Rule 16b-3" means Rule 16b-3 as promulgated by the
Commission under Section 16(b)         of the Exchange Act, as
amended from time to time.

            (t) "Stock" means the Common Stock, $1.00 par value, of the Company.

            (u) "Stock Appreciation Right" means a right granted under Section 7.

            (v) "Stock Option" or "Option" means an option granted under Section 6.

            (w) "Subsidiary" means any business entity in which the
Company, directly or indirectly, owns         50 percent or more of
the total combined voting power of all classes of stock or other
equity         interest.

        Section 3.  Administration

        The Plan shall be administered by the Committee on Executive Compensation of the Board, or such other committee of the Board, composed of not less than three Disinterested Persons, as shall be designated by the Board from time to time. If at any time no Committee designated to administer the Plan shall be in office, the functions of the Committee specified in the Plan shall be exercised by the Board.

        Except as limited by the express provisions of the Plan, the Committee shall have the sole and complete authority:

            (a) to select the officers and other key employees to
whom Stock Options, Stock Appreciation         Rights, Restricted
Stock, and Long Term Performance Awards may from time to time be granted;

            (b) to determine whether and to what extent Incentive
Stock Options, Non-Qualified Stock         Options, Stock
Appreciation Rights, Restricted Stock, Long Term Performance
Awards, or any         combination thereof are to be granted,
hereunder;

            (c) to determine the number of shares to be covered by each award granted hereunder;

            (d) to determine the terms and conditions of any award
granted hereunder (including, but not         limited to, the share
price, any restriction or limitation, and any vesting acceleration
or forfeiture         waiver regarding any Stock Option or other
award and the shares of Stock relating thereto), based         on
such factors as the Committee shall determine;

            (e) to adjust the performance goals and measurements
applicable to performance-based awards         pursuant to the
terms of the Plan; and

            (f) to determine to what extent and under what
circumstances Stock and other amounts         payable with respect
to an award shall be deferred.

        The Committee shall have the authority to adopt, alter, and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreement relating thereto), and otherwise to supervise the administration of the Plan. The Committee may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee. Any determination made by the Committee pursuant to the provisions of the Plan with respect to any award shall be made in its sole discretion at the time of the grant of the award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company Plan participants.

        Section 4.  Stock Subject to Plan

        The total number of shares of Stock reserved and available for distribution pursuant to Stock Options or other awards under the Plan shall be 334,582 shares plus such number of shares of Stock previously approved by the stockholders of the Company for issuance pursuant to the Company's 1983 Stock Option Plan as are not used under such plan. Such shares may consist, in whole or in part, of authorized and unissued shares or issued shares heretofore or hereafter reacquired and held as treasury shares. Upon the exercise of a Stock Appreciation Right, the full number of shares to which the Stock Appreciation Right relates shall be deemed to have been distributed under the Plan, and upon the payment of a Long Term Performance Award in the form of cash, the full number of shares that could have been purchased with such cash at the Fair Market Value of the Stock on the date of such payment shall be deemed to have been distributed under the Plan. If the outstanding Stock Option or Stock Appreciation Right shall expire or terminate without having been exercised in full, or if any Restricted Stock award or Long Term Performance Award is forfeited in whole or in part, the shares subject to the unexercised or forfeited portion of such award shall again be available for distribution in connection with awards under the Plan.

        In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, or other change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Stock Options, in the determination of the amount payable upon exercise of outstanding Stock Appreciation Rights, and in the number of shares subject to other outstanding awards granted under the Plan as may be determined by the Committee, in its sole discretion, to be equitable to prevent substantial dilution or enlargement of the rights granted to participants hereunder, provided, however, that the number of shares subject to any award will always be a whole number. The Committee shall give notice to each participant of any adjustment made pursuant to this paragraph, and upon such notice, such adjustment shall be effective and binding for all purposes of the Plan.

        Section 5.  Eligibility

        Officers and other key employees of the company and its Subsidiaries (but excluding members of the Committee and any person who serves only as a director) who in the opinion of the Committee are responsible for or contribute to the management, growth, and profitability of the business of the Company or its Subsidiaries are eligible to be granted awards under the Plan.

        Section 6.  Stock Options

        Stock Options may be granted alone or in addition to other awards granted under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve. The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. The Committee shall not grant Stock Options to any one individual with respect to more than twenty-five percent (25%) of the shares of Stock reserved for distribution pursuant to Stock Options or other awards under the Plan.

        Stock Options shall be evidenced by option agreements, the terms and provisions of which may differ. An option agreement shall indicate on its face whether it is an agreement for Incentive Stock Options or Non-Qualified Stock Options. The grant of a Stock Option shall occur on the date the Committee by resolution selects an employee as a participant in any grant of Stock Options, determines the number of Stock Options to be granted to such employee, and specifies the terms and provisions of the option agreement; provided, however, that the Committee may designate in such resolution a later date as the date of grant of any or all of the Stock Options covered thereby. The Company shall notify a participant of any grant of Stock Options, and a written option agreement or agreements shall be duly executed between the Company and the participant.

        Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended, or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422A of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422A.

        Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

            (a) Option Price.  The option price per share of Stock
purchasable under a Stock Option shall         be equal to the Fair
Market Value of the Stock on the date of grant or such higher price
as shall be         determined by the Committee at grant.

            (b) Option Term.  The term of each Stock Option shall
be fixed by the Committee, but no         incentive Stock Option
shall be exercisable more than 10 years after the date of grant of
the Option,         and no Non-Qualified Stock Option shall be
exercisable more than 10 years and one month after         the date
of grant of the Option.

            (c) Exercisability.  Stock Options shall be exercisable
at such time or times and subject to such         terms and
conditions as shall be determined by the Committee; provided,
however, that, except as         provided in Sections 6(f), (g),
(h), and 10, no Stock Option shall be exercisable prior to the
first         anniversary date of the granting of the Stock Option.

If the Committee provides that any Stock         Option is
exercisable only in installments, the Committee may at any time
waive such installment         exercise provisions, in whole or in
part, based on such factors as the Committee may determine.

            (d) Method of Exercise.  Subject to the provisions of
this Section 6, Stock Options may be         exercised, in whole or
in part, at any time during the option term by giving written
notice of         exercise to the Company specifying the number of
shares to be purchased.  Such notice shall be         accompanied
by payment in full of the purchase price in cash (including check,
bank draft, money         order, or such other instrument as the
Company may accept).  Unless otherwise determined by the
Committee at any time or from time to time, payment in full or in
part may also be made (i) by         delivering a duly executed
notice of exercise together with irrevocable instructions by the
optionee         to a broker to deliver promptly to the Company
sufficient proceeds from a sale or loan of the shares
subject to the Stock Option to pay the purchase price, or (ii) in
the form of unrestricted Stock         already owned by the
optionee or, in the case of the exercise of a Non-Qualified Stock
Option,         Restricted Stock subject to an award hereunder
(based, in each case, on the Fair Market Value of         the Stock
on the date the Stock Option is exercised).  If payment of the
option exercise price of a         Non-Qualified Stock Option is
made in whole or in part in the form of Restricted Stock, such
    Restricted Stock (and any replacement shares relating thereto)
shall remain restricted in accordance         with the original
terms of the Restricted Stock award in question, and any additional
Stock received         upon the exercise shall be subject to the
same forfeiture restrictions, unless otherwise determined by the Committee.

            No shares of Stock shall be issued until full payment
therefor has been made.  Subject to any         forfeiture
restrictions that may apply if a Stock Option is exercised using
Restricted Stock, an         optionee shall have all of the rights
of a stockholder of the Company, including the right to vote the shares and the right to receive dividends, with respect to
shares subject to the Stock Option when         the optionee has
given written notice of exercise, has paid in full for such shares,
and, if requested,         has given the representation described
in Section 13(a).

            (e) Non-transferability of Options.  No Stock Option
shall be transferable by the optionee other         than by will or
by the laws of descent and distribution, and all Stock Options
shall be exercisable,         during the optionee's lifetime, only
by the optionee or by the guardian or legal representative of the optionee, it being understood that the terms "holder" and
"optionee" include the guardian and legal         representative of
the optionee named in the option agreement and any person to whom
an option         is transferred by will or the laws of descent and
distribution.  Shares issued upon exercise of a Stock
Option shall be issued in the name of the optionee or, at the
request of the optionee, in the name         of such optionee and
the optionee's spouse with right of survivorship.

            (f) Termination by Death.  Subject to Section 6(j), if
an optionee's employment terminates by         reason of death, any
Stock Option held by such optionee may thereafter be exercised, to
the extent         then exercisable or on such accelerated basis as
the Committee may determine, for a period of two         years from
the date of such death or until the expiration of the stated term
of such Stock Option,         whichever period is the shorter.

            (g) Termination by Reason of Disability.  Subject to
Section 6(j), if an optionee's employment         terminates by
reason of Disability, any Stock Option held by such optionee may
thereafter be         exercised by the optionee, to the extent it
was exercisable at the time of termination or on such
accelerated basis as the Committee may determine, for a period of
two years from the date of such         termination of employment
or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if
the optionee dies within such two-year         period, any
unexercised Stock Option held by such optionee shall,
notwithstanding the expiration         of such two-year period,
continue to be exercisable to the extent to which it was
exercisable at the         time of death for a period of 12 months
from the date of such death or until the expiration of the
stated term of such Stock Option, whichever period is the shorter.
In the event of termination of         employment by reason of
Disability, if an Incentive Stock Option is exercised after the
expiration         of the exercise periods that apply for purposes
of Section 422A of the Code, such Stock Option will thereafter be treated as Non-Qualified Stock Option.

            (h) Termination by Reason of Retirement.  Subject to
Section 6(j), if an optionee's employment         terminates by
reason of Retirement, any Stock Option held by such optionee may
thereafter be         exercised by the optionee, to the extent it
was exercisable at the time of Retirement or on such
accelerated basis as the Committee may determine, for a period of
three years from the date of such         termination of employment
or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if
the optionee dies within such three-year         period, any
unexercised Stock Option held by such optionee shall,
notwithstanding the expiration         of such three-year period,
continue to be exercisable to the extent to which it was
exercisable at the         time of death for a period of 12 months
from the date of such death or until the expiration of the
stated term of such Stock Option, whichever period is the shorter.
In the event of termination of         employment by reason of
Retirement, if an Incentive Stock Option is exercised after the
expiration         of the exercise periods that apply for purposes
of Section 422A of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

            (i) Other Termination.  Subject to Section 6(j), if an
optionee's employment terminates for any         reason other than
death, Disability, Retirement, or cause, any Stock Option held by
such optionee         may thereafter be exercised by the optionee,
to the extent it was exercisable at the time of
termination, for a period of three months from the date of such
termination of employment or until         the expiration of the
stated term of such Stock Option, whichever period is the shorter;
provided,         however, that if the optionee dies within such
three-month period, any unexercised Stock Option         held by
such optionee shall, notwithstanding the expiration of such
three-month period, continue         to be exercisable to the
extent to which it was exercisable at the time of death for a
period of 12         months from the date of such death or until
the expiration of the stated term of such Stock Option,
whichever period is the shorter.  If an optionee's employment is
terminated for cause, all rights         under any Stock Option
held by such optionee shall expire immediately upon the giving to
the         optionee of notice of such termination, unless
otherwise determined by the Committee.

            (j) Incentive Stock Option Limitations.  To the extent
required for "incentive stock option"         status under Section
422A of the Code, the aggregate Fair Market Value (determined as of
the time         of grant) of the Stock with respect to which
Incentive Stock Options granted after 1986 are         exercisable
for the first time by an optionee during any calendar year under
the Plan and any other         stock option plan of the Company or
any subsidiary or parent corporation (within the meaning of
 Section 425 of the Code) after 1986 shall not exceed $100,000.  In
the event a portion of a Stock         Option designated as an
Incentive Stock Option exceeds said $100,000 limitation, such
portion shall         be treated as a Non-Qualified Stock Option.

            The Committee is authorized to provide at grant that,
to the extent permitted under Section         422A of the Code, if
a participant's employment with the Company and its Subsidiaries is
terminated         by reason of death, Disability or Retirement and
the portion of any Incentive Stock Option that is         otherwise
exercisable during the post-termination period specified under
Sections 6(f), (g), or (h),         applied without regard to this
Section 6(j), is greater than the portion of such option that is exercisable as an "incentive stock option" during such
post-termination period under Section 422A,         such
post-termination period shall automatically be extended (but not
beyond the stated term of         such Stock Option) to the extent
necessary to permit the optionee to exercise such Incentive Stock
       Option (either as an Incentive Stock Option or, if exercised
after the expiration periods that apply         for the purposes of
Section 422A, as a Non-Qualified Stock Option).  The Committee is
also         authorized to provide at grant for a similar extension
of the post-termination exercise period in the         event of a
Change in Control or a Potential Change in Control.

            (k) Cashing Out of Options.  In an case when a Stock
Option is exercised after the death of an         optionee, the
Committee may elect to cash out all or any part of the Stock Option
by paying the         person to whom the Stock Option has been
transferred by reason of the death of the Optionee an
amount, in cash or shares of Stock, equal in value to the excess of
the Fair Market Value of the         Stock over the option price on
the effective date of such cash out.

            (l) Substitute Options.  Stock Options or Stock
Appreciation Rights may be granted under the         Plan from time
to time in substitution for stock options or stock appreciation
rights held by         employees of any corporation who, as the
result of a merger, consolidation, or combination of such
other corporation with, or the acquisition of all or substantially
all of the assets or stock of such         other corporation by,
the Company or a Subsidiary, become employees of the Company or a
       Subsidiary.  The terms and conditions of any substitute
Stock Options or Stock Appreciation Rights         so granted may
vary from the terms and conditions set forth in the Plan to such
extent as the         Committee at the time of grant may deem
appropriate to conform, in whole or in part, to the
provisions of the stock options or stock appreciation rights in
substitution for which they are         granted; provided, however,
that in the event a stock option for which a substitute Stock
Option is         being granted is an incentive stock option, no
such variation shall be permitted the effect of which         would
be to adversely affect the status of any such substitute Stock
Options as an Incentive Stock         Option.

        Section 7. Stock Appreciation Rights

        A Stock Appreciation Right may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such Right may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such Right may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right independent of a Stock Option grant may also be awarded by the Committee, in which event the provisions of this Section 7 shall be applied for purposes of determining the operation of such Stock Appreciation Right as if a Non-Qualified Stock Option had been granted on the date of the grant of and in conjunction with such independent Stock Appreciation Right.

        A Stock Appreciation Right granted with respect to a given Stock Option shall terminate and no longer be exercisable to the extent of the shares with respect to which the related Stock Option is exercised or terminates. A Stock Appreciation Right may be exercised by an optionee in accordance with the provisions of this
Section 7 by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 7(b). The Stock Option which has been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Right has been exercised.

        Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

            (a) Exercisability.  A Stock Appreciation Right shall
be exercisable only at such time or times         and to the extent
that the Stock Option to which it relates is exercisable in
accordance with the         provisions of Section 6 and this
Section 7; provided, however, that a Stock Appreciation Right shall not be exercisable during the first six months of its term
by an optionee who is actually or         potentially subject to
Section 16(b) of the Exchange Act, unless otherwise determined by
the         Committee in the event of death or Disability of the
optionee prior to the expiration of the six-month         period.

            (b) Payment Upon Exercise.  Upon the exercise of a
Stock Appreciation Right, an optionee shall         be entitled to
receive an amount in cash, shares of Stock, or both equal in value
to the excess of the         Fair Market Value on the date of
exercise of one share of Stock over the option exercise price per share specified in the related Stock Option multiplied by
the number of shares in respect of which         the Stock
Appreciation Right shall have been exercised.  The Committee shall
have the right to         determine the form of payment in each
case.

            In the case of a Stock Appreciation Right held by an
optionee who is actually or potentially         subject to Section
16(b) of the Exchange Act, the Committee:

                 (i)  may require that such Stock Appreciation
Right be exercised only in accordance with             the
applicable "window period" provisions of Rule 16b-3; and

                 (ii) in the case of a Stock Appreciation Right
relating to a Non-Qualified Stock Option, may             provide
that the amount to be paid upon exercise of such Stock Appreciation
Right during a             Rule 16b-3 "window period" shall be
based on the highest mean sales price of the Stock as
reported on the New York Stock Exchange Composite Index on any day
during such "window             period".

            (c) Non-transferability.  A Stock Appreciation Right
shall be transferable only when and to the         extent that the
related Stock Option would be transferable under Section 6(e).

            (d) Effect of Change in Control.  The Committee may
provide, at the time of grant, that a Stock         Appreciation
Right can be exercised only in the event of a Change in Control or
a Potential Change         in Control, subject to such terms and
conditions as the Committee may specify at grant.  The
Committee may also provide that, in the event of a Change in
Control or a Potential Change in         Control, the amount to be
paid upon the exercise of a Stock Appreciation Right shall be based
on         the Change in Control Price, subject to such terms and
conditions as the Committee may specify at         grant.

        Section 8.  Restricted Stock

            (a) Administration.  Shares of Restricted Stock may be
issued either alone or in addition to         other awards granted
under the Plan.  The Committee shall determine the officers and key employees to whom and the time or times at which grants of
Restricted Stock will be made, the         number of shares to be
awarded, the time or times within which such awards may be subject
to         forfeiture, and any other terms and conditions of the
awards, in addition to those contained in         Section 8(c).
The Committee may condition the grant of Restricted Stock upon the
attainment of         specified performance goals or such other
factors or criteria as the Committee shall determine. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

            (b) Awards and Certificates.  Each participant
receiving a Restricted Stock award shall be         issued a
certificate in respect of such shares of Restricted Stock.  Such
certificate shall be registered         in the name of such
participant and shall bear an appropriate legend referring to the
terms,         conditions, and restrictions applicable to such
award, substantially in the following form:

            "The transferability of this certificate and the shares
of stock represented hereby are subject to             the terms
and conditions (including forfeiture) of the Crompton & Knowles
Corporation 1988             Long Term Incentive Plan and a
Restricted Stock Agreement.  Copies of such Plan and
Agreement are on file at the offices of Crompton & Knowles
Corporation, One Station Place,             Metro Center, Stamford,
Connecticut 06902."

        The Committee may require that the certificates evidencing
such shares be held in custody by the         Company until the
restrictions thereon shall have lapsed and that, as a condition of
any Restricted         Stock award, the participant shall have
delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

            (c) Terms and Conditions.  Shares of Restricted Stock
shall be subject to the following terms         and conditions:

                (i)    Subject to the provisions of the Plan and
the Restricted Stock Agreement referred             to in Section
8(c)(vi), during such period commencing with the date of such award
as shall be             set by the Committee (the "Restriction
Period"), the participant shall not be permitted to sell,
   assign, transfer, pledge, or otherwise encumber shares of
Restricted Stock.  Within these limits,             the Committee
may provide for the lapse of such restrictions in installments and
may accelerate             or waive such restrictions, in whole or
in part, based on service, performance, and such other facts or criteria as the Committee may determine.

                (ii)   Except as provided in Section 8(c)(i), the
participant shall have, with respect to the             shares of
Restricted Stock, all of the rights of a stockholder of the
Company, including the right             to vote the shares and the
right to receive any cash dividends thereon; provided, however,
that             the Committee may provide at the time of an award
that cash dividends shall be automatically             deferred and
reinvested in additional Restricted Stock.  Dividends on Restricted
Stock which             are payable in Stock shall be paid in the
form of additional shares of Restricted Stock.

                (iii)   Except to the extent otherwise provided in
the applicable Restricted Stock Agreement             and Sections
8(c)(i) and (iv), upon termination of a participant's employment
for any reason             during the Restriction Period, all
shares still subject to restriction shall be forfeited by the participant.

                (iv)  In the event of the death of a participant
during the Restriction Period or in the event             of
hardship or other special circumstances of a participant whose
employment is involuntarily             terminated (other than for
cause) during the Restriction Period, the Committee may waive in whole or in part any or all remaining restrictions with
respect to such participant's shares of             Restricted
Stock.

                (v)    If and when the Restriction Period expires
without a prior forfeiture of the             Restricted Stock
subject to such Restriction Period, unlegended certificates for
such shares shall             be delivered to the participant.

                (vi)   Each award shall be confirmed by, and be
subject to the terms of, a Restricted Stock             Agreement.

        Section 9. Long Term Performance Awards

            (a) Awards and Administration.  Long Term Performance
Awards may be awarded either alone         or in addition to other
awards granted under the Plan.  The Committee shall determine the
nature,         length, and starting date of the performance period
(the "Performance Period") for each Long Term         Performance
Award, which shall be at least two years (subject to Section 10),
and shall determine         the performance objectives to be used
in valuing Long Term Performance Awards and determining         the
extent to which such Long Term Performance Awards have been earned.

Performance objectives         may vary from participant to
participant and between groups of participants and shall be based upon such Company, Subsidiary, business unit, or individual
performance factors or criteria as the         Committee may deem
appropriate, including, but not limited to, earnings per share or
return on         equity.  Performance Periods may overlap and
participants may participate simultaneously with         respect to
Long Term Performance Awards that are subject to different
Performance Periods and         different performance factors and
criteria.  Long Term Performance Awards shall be confirmed by, and be subject to the terms of, a Long Term Performance Award
Agreement.  The terms of such         awards need not be the same
with respect to each participant.

            At the beginning of each performance Period, the
Committee shall determine for each Long         Term Performance
Award subject to such Performance Period the range of dollar values
or number         of shares of Stock (including Restricted Stock)
to be awarded to the participant at the end of the
Performance Period if and to the extent that the relevant measures
of performance for such Long         Term Performance Award are
met.  Such dollar values or number of shares of Stock may be fixed or may vary in accordance with such performance or other
criteria as may be determined by the         Committee.

            (b) Adjustment of Awards.  The Committee may adjust the
performance goals and         measurements applicable to Long Term
Performance Awards to take into account changes in law         and
accounting and tax rules and to make such adjustments as the
Committee deems necessary or         appropriate to reflect the
inclusion or exclusion of the impact of extraordinary or unusual
items,         events, or circumstances in order to avoid windfalls
or hardships.

            (c) Termination of Employment.  Subject to Section 10
and unless otherwise provided in the         applicable Long Term
Performance Award Agreement, if a participant terminates employment
during         a Performance Period because of death, Disability,
or Retirement, such participant shall be entitled         to a
payment with respect to each outstanding Long Term Performance
Award at the end of the         applicable Performance Period:

                (i)    based, to the extent relevant under the
terms of the award, upon the participant's             performance
for the portion of such Performance Period ending on the date of
termination and             the performance of the Company or any
applicable business unit for the entire Performance
Period, and

                (ii)   prorated for the portion of the Performance
Period during which the participant was             employed by the
Company or a Subsidiary, all as determined by the Committee.  The
           Committee may provide for an earlier payment in
settlement of such award in such amount and             under such
terms and conditions as the Committee deems appropriate.  Subject
to Section 10             and except as otherwise provided in the
applicable Long Term Performance Award Agreement,             if a
participant terminates employment during a Performance Period for
any other reason, then             such participant shall not be
entitled to any payment with respect to the Long Term
Performance Awards subject to such Performance Period, unless the
committee shall otherwise             determine.

            (d) Form of Payment.  The earned portion of a Long Term
Performance Award may be paid         currently or on a deferred
basis with such interest or earnings equivalent as may be
determined by         the Committee.  Payment shall be made in the
form of cash or whole shares of Stock, including         Restricted
Stock, or a combination thereof, either in a lump sum payment or in
annual installments,         all as the Committee shall determine.

        Section 10. Change in Control Provisions

            (a) Impact of Event.  In the event of:

                (i)    a "Change in Control" as defined in Section
10(b), unless otherwise determined by             the Committee or
the Board prior to the occurrence of such Change in Control, or

                (ii)   a "Potential Change in Control" as defined
in Section 10(c), but only if and to the             extent so
determined by the Committee or the Board, the following
acceleration and valuation             provisions shall apply:

                (1)    Any Stock Options and Stock Appreciation
Rights outstanding as of the date such                 Change in
Control or such Potential Change in Control is determined to have
occurred and                 not then exercisable and vested shall
become fully exercisable and vested; provided,
however, that, in the case of Stock Appreciation Rights held by an
optionee who is actually                 subject to Section 16(b)
of the Exchange Act, such Stock Appreciation Rights shall not become exercisable and vested unless they shall have
been outstanding for at least six                 months at the
date such Change in Control is determined to have occurred.

                (2)    The restrictions and forfeiture provisions
applicable to any Restricted Stock shall                 lapse, and
such Restricted Stock shall become fully vested.

                (3)    The value of all outstanding Stock Options,
Stock Appreciation Rights, and                 Restricted Stock
shall, unless otherwise determined by the Committee at or after
grant, be                 cashed out on the basis of the "Change in
Control Price", as defined in Section 10(d), as                 of
the date such Change in Control or such Potential Change in Control
is determined to                 have occurred or such other date
as the Committee may determine prior to the Change in Control.

                (4)    Any outstanding Long Term Performance Awards
shall, unless the Committee                 otherwise determines,
be vested and paid out based on the prorated target results for the

               Performance Periods in question, unless the
Committee provides prior to the Change in                 Control
event for a different payment.

            (b) Definition of "Change in Control".  For purposes of
Section 10(a), a "Change in Control"             means a change in
control of the Company of a nature that would be required, to be
reported             in response to Item 1(a) of the Current Report
on Form 8-K, as in effect on the effective date             of the
Plan, pursuant to Section 13 or 15(d) of the Exchange Act; provided
that, without             limitation, such a "Change in Control"
shall be deemed to have occurred if:

                (i)    A third person, including a "group" as such
term is used in Section 13(d)(3) of the                 Exchange
Act, other than the trustee of a Company employee benefit plan,
becomes the                 beneficial owner, directly or
indirectly, of 20 percent or more of the combined voting power of the Company's outstanding voting securities ordinarily having the right to vote for the election of directors of the Company;

                (ii) During any period of 24 consecutive months individuals who, at the beginning of such consecutive 24-month period, constitute the Board of Directors of
the Company (the                 "Board" generally and as of the
effective date of the Plan the "Incumbent Board") cease for
         any reason (other than retirement upon reaching normal
retirement age, disability, or                 death) to constitute
at least a majority of the Board; provided that any person becoming a director subsequent to the effective date of the
Plan whose election, or nomination for                 election by
the Company's shareholders, was approved by a vote of at least
three-quarters                 of the directors comprising the
Incumbent Board (other than an election or nomination of
      an individual whose initial assumption of office is in
connection with an actual or                 threatened election
contest relating to the election of the Directors of the Company,
as such                 terms are used in Rule 14a-11 of Regulation
14A promulgated under the Exchange Act)                 shall be,
for purposes of this Agreement, considered as though such person
were a member                 of the Incumbent Board; or

                (iii) The Company shall cease to be a publicly
owned corporation having its outstanding                 Stock
listed on the New York Stock Exchange or quoted in the NASDAQ
National Market                 System.

            (c) Definition of "Potential Change in Control".  For
purposes of Section 10(a), a "Potential             Change in
Control" means the happening of any one of the following:

                (i)    The entering into an agreement by the
Company, the consummation of which                 would result in
a Change in Control of the Company as defined in Section 10(b); or

                (ii)   The acquisition of beneficial ownership,
directly or indirectly, by any entity, person,                 or
group (other than the trustee of a Company employee benefit plan)
of securities of the                 Company representing five
percent or more of the combined voting power of the Company's outstanding voting securities and the adoption by the
Board of a resolution to the effect                 that a
Potential Change in Control of the Company has occurred for purposes of the Plan.

            (d) Change in Control Price.  For purposes of this
Section 10, "Change in Control Price" means             the highest
price per share paid in any transaction reported on the New York
Stock Exchange             Composite Index or paid or offered in
any bona fide transaction related to an actual or potential
     Change in Control of the Company at any time during the
preceding 60-day period as             determined by the Committee,
except that, in the case of Incentive Stock Options and Stock
       Appreciation Rights relating to Incentive Stock Options,
such price shall be based only on             transactions reported
for the date on which the Committee decides to cash out such Stock
           Options.

        Section 11. Amendments and Termination

        The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee under a Stock Option or a recipient of a Stock Appreciation Right, Restricted Stock award, or Long Term Performance Award therefore granted without the optionee's or recipient's consent or which, without the approval of the Company's stockholders, would:

            (a) except as expressly Provided in the Plan, increase
the total number of shares reserved for             the purpose of
the Plan;

            (b) decrease the option price of any Stock Option to
less than the Fair Market Value on the             date of grant;

            (c) change the class of employees eligible to participate in the Plan; or

            (d) extend the maximum option periods under Section
6(b).

        The Committee may amend the terms of any Stock Option or
other award theretofore granted,         prospectively or
retroactively, but no such amendment shall impair the right of any
holder without         the holder's consent.  Subject to the above
provisions, the Board shall have authority to amend the
Plan to take into account changes in law and tax and accounting
rules, as well as other         developments.

        Section 12.  Unfunded Status of Plan

        It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

        Section 13.  General Provisions

            (a)  All certificates for shares of Stock or other
securities delivered under the Plan shall be         subject to
such stock transfer orders and other restrictions as the committee
may deem advisable         under the rules, regulations, and other
requirements of the Commission, any stock exchange upon
which the Stock is then listed, and any applicable Federal or state
securities law, and the Committee         may cause a legend or
legends to be put on any such certificates to make appropriate
reference to         such restrictions.  The Committee may require
any optionee purchasing shares pursuant to a Stock         Option
to represent to and agree with the Company in writing that the
optionee is acquiring the         shares without a view to the
distribution thereof.

            (b)  Nothing contained in this Plan shall prevent the
Company or a Subsidiary from adopting         other or additional
compensation arrangements for its employees.

            (c)  The adoption of the Plan shall not confer upon any
employee any right to continued         employment nor shall it
interfere in any way with the right of the Company or a Subsidiary
to         terminate the employment of any employee at any time.

            (d)  No later than the date on which the Company is
required to withhold taxes in respect of         an award, the
participant shall pay to the Company, or make arrangements
satisfactory to the         Company regarding the payment of, any
Federal, state, local, or other taxes of any kind required by law to be withheld with respect to such award or any payment or
distribution made in connnection         therewith.  Unless
otherwise determined by the Committee, withholding obligations may
be settled         with Stock, including Stock that is part of the
award that gives rise to the withholding requirement;
provided, however, that in the case of any optionee who is actually
subject to Section 16(b) of the         Exchange Act, any such
settlement shall comply with the applicable requirements of Rule
16(b)-3.          The obligations of the Company under the Plan
shall be conditional on such payment or         arrangements, and
the Company and its Subsidiaries shall, to the extent permitted by
law, have the         right to deduct any such taxes from any
payment otherwise due to the participant.

            (e)  The reinvestment of dividends in additional
Restricted Stock at the time of any dividend         payment shall
only be permissible if sufficient shares of Stock are available
under Section 3 for such         reinvestment (taking into account
then outstanding Stock Options and other Plan awards).

            (f)  The Committee shall establish such procedures as
it deems appropriate for a participant to         designate a
beneficiary to whom any amounts payable with respect to outstanding
awards under         the Plan in the event of the participant's
death are to be paid.

                (g)  The Plan and all awards made and actions taken
thereunder shall be governed by and             construed in
accordance with the laws of the State of Connecticut.

        Section 14.  Effective Date of Plan; Shareholder Approval

        The Plan shall be effective as of the date it is adopted by the Board, subject however to the approval of the Plan by the holders of at least a majority of the outstanding shares of Stock of the Company present or represented and entitled to vote at a meeting of shareholders of the Company. Awards may be made under the Plan on and after its effective date; provided, however, that any such awards shall be null and void if shareholder approval of the Plan is not obtained within 12 months of the adoption of the Plan by the Board.

        Section 15.  Term of Plan

        No Stock Option, Stock Appreciation Right, Restricted Stock award, or Long Term Performance Award shall be granted on or after the tenth anniversary of the effective date of the Plan, but awards granted prior to such tenth anniversary (including, without limitation, Long Term Performance Awards for Performance Periods commencing prior to such tenth anniversary) may extend beyond that date.





Adopted:    April 11, 1989
  Amended:  October 17, 1990
  Amended:  May 19, 1993
  Amended:  October 20, 1993


CROMPTON & KNOWLES CORPORATION            EXHIBIT 10 (u)

       1993 Stock Option Plan for Non - Employee Directors




1.   Purpose

     The purpose of this 1993 Stock Option Plan for Non - Employee Directors (the "Plan") of Crompton & Knowles Corporation (the "Company") is to attract and retain highly qualified non-employee directors of the Company and to encourage non-employee directors to own shares of the Company's Common Stock, $.10 par value ("Common Stock").
2.   Participation

     All directors of the Company who are not employees of the Company or any subsidiary of the Company shall be eligible to participate in the Plan.
3.   Administration

     (a)  Grants.  Grants of stock options under the Plan shall be
automatic as provided           in Section 6.

     (b)  Committee.  A committee (the "Committee"), which shall be
the Committee           on Executive Compensation of the Board or
such other committee composed of           three or more directors
or other persons appointed for such purpose by the           Board,
shall administer the Plan.  If at any time no committee designated
to           administer the Plan shall be in office, the functions
of the Committee shall be           exercised by the Board.

     (c)  Rules; Committee Action.  The Committee shall have the
authority to adopt,           alter and repeal such administrative
rules, guidelines, and practices governing           the Plan as it
shall from time to time deem advisable and to interpret the terms and provisions of the Plan and any award issued under the
Plan (and any           agreement relating thereto).  The Committee
may act only by a majority of its           members  then in
office, except that the members thereof may authorize any
 one or more of their number or any officer of the Company to
execute and           deliver documents on behalf of the Committee.

4.   Stock Available for Options

     (a)  Shares Available.  Subject to adjustment under subsection
(b), options may be           granted under the Plan in respect of
a maximum of 100,000 shares of           Common Stock.  Shares
subject to an option that expires or terminates
unexercised shall again be available for options hereunder to the
extent of such           expiration or termination.  Shares issued
under the Plan may consist in whole           or in part of
authorized but unissued shares or treasury shares.

     (b)  Adjustment.  In the event of any stock dividend,
extraordinary cash dividend,           creation of a class of
equity securities, recapitalization, reorganization,
merger, consolidation, split-up, spin-off, combination, exchange of
shares,           issuance of warrants or activation of rights to
purchase Common Stock at a           price substantially below fair
market value, or similar change affecting the           Common
Stock, such adjustment shall be made in the maximum number and kind of shares subject to the Plan, in the number and kind of
shares subject to           outstanding options and subsequent
options grants, and in the purchase price of           outstanding
options as the Board shall deem to be appropriate under the
   circumstances to prevent substantial dilution or enlargement of
the rights           granted to participants hereunder.

5.   Nonstatutory Stock Options

     All options granted under the Plan shall be nonstatutory options not intended to qualify under Section 422 of the Internal
Revenue Code of 1986, as amended (the "Code").
6.   Terms and Conditions of Options

     Each option granted under the Plan shall be evidenced by a written instrument in such form as the Committee may approve and shall be subject to the following terms and conditions:

     (a)  Grant of Options.  As used in the Plan, the term "Grant
Date" means the date           of the first meeting of the Board in
each calendar year (or, in the case of a           director first
elected or appointed to the Board after such first meeting, the date of the meeting at which such director is first elected
or appointed).  Each           year, an option shall be granted
automatically to each eligible director on the           Grant Date
to purchase that number of full shares of Common Stock
determined by dividing the amount of the annual retainer then
payable to           directors for service on the Board by the Fair
Market Value (as hereinafter           defined) of the Common Stock
on the Grant Date.

     (b)  Purchase Price.  The purchase price for Common Stock
subject to an option           shall be 100% of the Fair Market
Value of the Common Stock on the Grant           Date.

     (c)  Fair Market Value.  As used in the Plan, the term "Fair
Market Value" means           the mean, as of any given date,
between the highest and lowest reported sales           prices of
the Common Stock on the New York Stock Exchange Composite
 Index on such date (or, if there is no reported sale on such date,
on the last           preceding date on which any reported sale
occurred).

     (d)  Expiration Date of Options.  The expiration date of each
option shall be fixed           by the Committee, but no option
granted under the Plan shall be exercisable           more than ten
years after the Grant Date.

     (e)  Exercisability of Options.  Options shall be exercisable
in whole or in part           with respect to 50% of the shares
covered thereby on or after the first           anniversary of the
Grant Date and as to the remaining 50% of such shares on
or after the second anniversary of the Grant Date.
     (f)  Termination of Service.  In the event service on the
Board by the holder of           any option terminates for any
reason other than disability, death, or Change in           Control
(as hereinafter defined), the then outstanding options of such
holder           may thereafter be exercised, to the extent
exercisable at the time of such           termination, for a period
of one year from the date of such termination but in           no
event after the stated expiration date of each option.
     (g)  Disability or Death; Change in Control.  In the event
service on the Board by           the holder of any option
terminates by reason of disability, death, or Change           in
Control, the then outstanding options of such holder will become immediately exercisable, to the extent not otherwise
exercisable, and will           expire one year after such
termination.  Such options may be exercised during           such
one-year period regardless of their stated expiration dates.  The
rights of           the option holder may be exercised by the
holder's guardian or legal           representative in the case of
disability and by the beneficiary designated by the
holder in writing delivered to the Company or, if none has been
designated,           the holder's estate in the case of death.

     (h)  Exercise and Payment.  Options may be exercised only by
written notice to the           Secretary of the Company
accompanied by payment of the full purchase price           for the
shares as to which they are exercised.  The purchase price may be
paid           in cash, in shares of Common Stock already owned for
at least six months by           the optionee (or other person
entitled to exercise the option), or partly in cash           and
partly in such shares of Common Stock.  The value of shares
delivered in           payment of the purchase price shall be their
Fair Market Value, as determined           above, as of the date of
exercise.  Upon receipt of such notice and payment,           the
Company shall promptly issue and deliver to the optionee (or other
person           entitled to exercise the option) a certificate or
certificates for the number of           shares as to which the
exercise is made.

     (i)  Change in Control.  As used herein, a "Change in Control"
means a change in           control of the Company of a nature that
would be required to be reported in           response to Item 1(a)
of the Current Report on Form 8-K, as in effect on the
effective date of the Plan, pursuant to Section 13 or 15(d) of the
Securities           Exchange Act of 1934 (the "Exchange Act");
provided that, without limitation,           such a "Change in
Control" shall be deemed to have occurred if:

          (i)    A third person, including a "group" as such term
is used in Section                  13(d)(3) of the Exchange Act,
other than the trustee of a Company                  employee
benefit plan, becomes the beneficial owner, directly or
      indirectly, of 20 percent or more of the combined voting
power of                  the Company's outstanding voting
securities ordinarily having the                  right to vote for
the election of directors of the Company;
          (ii)   During any period of 24 consecutive months
individuals who, at the                  beginning of such
consecutive 24-month period, constitute the Board
of Directors of the Company (the "Board" generally and as of the effective date of the Plan the "Incumbent Board")
cease for any                  reason (other than retirement upon
reaching normal retirement age,                  disability, or
death) to constitute at least a majority of the Board;
     provided that any person becoming a director subsequent to the effective date of the Plan whose election, or
nomination for election                  by the Company's
shareholders, was approved by a vote of at least
three-quarters of the directors comprising the Incumbent Board
             (other than an election or nomination of an individual
whose initial                  assumption of office is in
connection with an actual or threatened                  election
contest relating to the election of the Directors of the
       Company, as such terms are used in Rule 14a-11 of Regulation
14A                  promulgated under the Exchange Act) shall be,
for purposes of this                  Agreement, considered as
though such person were a member of the                  Incumbent
Board; or

          (iii)  The Company shall cease to be a publicly owned
corporation having                  its outstanding stock listed on
the New York Stock Exchange or                  quoted in the
NASDAQ National Market System.
7.   Options not Transferable

     Options granted under the Plan shall not be transferable by the holder other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income
Security Act ("ERISA") or the rules thereunder.

8.   Limitation of Rights

     Neither the Plan nor the granting of any option hereunder shall constitute an agreement or understanding that the Company will retain a director for any period of time or at any particular rate of compensation. The holder of an option shall have no rights as a shareholder with respect to shares as to which the option has not been exercised and payment made hereunder.

9.   Purchase for Investment

     Unless the options and shares of Common Stock covered by the Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each holder exercising an option may be required by the Company to represent in writing that such holder is acquiring the shares subject to the option for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

10.  Compliance with Regulations

     It is the intention of the Company that the Plan comply in all respects with Rule 16b-3 promulgated under Section 16(b) of the Exchange Act and that eligible directors remain disinterested persons for purposes of administering other employee benefit plans of the Company and having such other plans be exempt from Section 16(b) of the Exchange Act. Therefore, if any Plan provision or Committee rule is later found not to be in compliance with Rule 16b-3 or if any Plan provision or Committee rule would disqualify eligible directors from remaining disinterested persons, that provision or rule shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3.

11.  Effective Date of the Plan

     The Plan shall be effective as of the date it is adopted by the Board. Options granted under the Plan may not be exercised prior to the time the Plan shall have been approved by the holders of a majority of the outstanding Common Stock present or represented and entitled to vote at a meeting of shareholders of the Company. If such approval of the Plan by the shareholders is not obtained within one year of the adoption of the Plan by the Board, the Plan and any options granted pursuant to the Plan shall be null and void.
12.  Amendment of the Plan

     The Board may amend, suspend, or terminate the Plan or any portion thereof at any time, provided that no amendment affecting the amount of Common Stock subject to options granted under the Plan, the exercise price of options, or the timing of grants may be made more than once every six months, other than to comport with changes in the Code, ERISA, or the rules thereunder.

13.  Governing Law

     The Plan shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.